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                                                                    EXHIBIT 10.1

           UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT

      THIS UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT ("this Agreement") entered into as of the 14th day of January, 2005, INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively "Principal"); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively "Indemnitors") in favor of FEDERAL INSURANCE COMPANY, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively "Surety"). All capitalized terms will have the meaning set out in Section 1.

                              W I T N E S S E T H:

      WHEREAS, Principal, operating through certain of its Affiliates and Subsidiaries, is engaged in the business, among other things, of providing electrical and communication services to the commercial, industrial, residential, and service markets;

      WHEREAS, Indemnitors recognize that bonds may be a necessary and desirable adjunct to the business done and to be done by Principal that will directly benefit Indemnitors and desire to accommodate the financial, security, indemnity, exoneration, and other requirements of Surety as an inducement to Surety to become surety upon obligations of Principal, and have therefore agreed to be bound by this Agreement and have agreed to exercise their best efforts to permit and require any Indemnitor to honor and perform all of the applicable terms of this Agreement and the other Surety Credit Documents;

      WHEREAS, each of Indemnitors has determined that execution, delivery, and performance of this Agreement by Indemnitors will inure directly to the benefit of Indemnitors and is in the best interest of Indemnitors;

      WHEREAS, upon the express condition that this Agreement be executed, Surety has executed or procured or will execute or procure the execution of the Bonds, and Surety may continue previously executed Bonds and may forbear cancellation of such Bonds in Surety's sole and absolute discretion but only to the extent provided for in such Bonds or permitted by law; and

      WHEREAS, Surety has agreed to act as surety or procure surety bonds for Principal, subject to the understanding of the parties that Surety is under no obligation to act as surety for every bond of Principal, and that Principal is under no obligation to obtain bonds from Surety.

      NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties agree and bind ourselves, and our respective successors and assigns, jointly and severally, as follows:

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      1. Definitions. For the purposes of this Agreement, the following terms will have the meanings listed below:

      "Accounts" means and includes all of Indemnitors' now owned or hereafter acquired accounts (as defined in the UCC) and (whether included in such definition) accounts receivable; and proceeds, including without limitation, all insurance proceeds, proceeds of any letter of credit on which any Indemnitor is a beneficiary, in each case solely to the extent such accounts, accounts receivable, and proceeds arise out of a Bonded Contract, including, but not limited to, Retainage, and all forms of obligations whatsoever owing to any Indemnitor under instruments and documents of title constituting the foregoing or proceeds thereof; and all rights, securities, and guarantees with respect to each of the foregoing.

      "Affiliate" means, with respect to any Person, any other Person or group acting in concert with respect of such Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Each of Indemnitors is an Affiliate of each other of Indemnitors. None of Indemnitors is an Affiliate of Surety.

      "Agreement" or "this Agreement" means this Underwriting, Continuing Indemnity, and Security Agreement as it may be amended, modified or supplemented from time to time.

      "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or successor statute.

      "Bonded Contract" means any existing or future contract in respect of which any Bond is issued on behalf of any Principal.

      "Bonded Contract Balances" means all payments made, or to be made, to or on behalf of any Principal pursuant to, arising out of, or relating to any Bonded Contract, including, without limitation, whether earned and unpaid or to be earned, Retainage, increases in contract amounts and payments made, or to be made, as a result of affirmative claims.

      "Bonded Job Site" means the site where a Principal is to perform the Work related to a Bonded Contract.

      "Bonds" means any surety agreements, undertakings, or instruments of guarantee signed by Surety on behalf of any Principal, whether executed before or after the execution of this Agreement.

      "Collateral" means the Bonded Contracts and other collateral described in
Section 6.

      "Debt" means, as of any applicable date of determination and as to any Person, without duplication, all items of indebtedness, obligation, or liability of such Person, whether matured or

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unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that would be classified and presented as a liability on a balance sheet prepared in accordance with GAAP.

      "Default Rate" means on each day of its determination the prime rate reflected in the Money Rates section of The Wall Street Journal plus two percent (2%).

      "Equipment" means all of Indemnitor's now owned or hereafter acquired right, title, and interest with respect to equipment (as defined in the UCC) and (whether or not included in such definition) all other personal property in each case which is delivered to, prefabricated for, or specifically ordered for a Bonded Job site, whether or not the same will be deemed to be affixed to, arise out of, or relate to any real property, together with all accessions thereto.

      "Event of Default" means any one or more of the following:

      (a) Principal, Indemnitors, or any of them have failed or refused in a material respect to perform any obligation to Surety; provided, however, the foregoing will not be deemed an Event of Default hereunder if such failure or refusal is curable and such cure is effected within ten (10) days following the earlier of (i) receipt by Indemnitors of notice from Surety of any such failure or refusal, or (ii) knowledge by Indemnitors of the occurrence of any such failure or refusal; or

      (b) any representation or warranty made or deemed made by any Indemnitor in this Agreement or any other Surety Credit Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished under or in connection with any Surety Credit Document, proves to have been incorrect in a material respect on or as of the date made or deemed made; provided, however, Principal will have the right to cure an Event of Default under this item (b) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery. In the event that Surety determines it is obligated to discharge any performance bond claim before making such demand (or the expiration of such ten (10) day period), said action will not operate as a defense to Surety's rights under this Agreement; provided, however, that such action by Surety will not be an Event of Default under this Agreement if Indemnitors fully indemnify Surety within ten (10) days of receipt of any demand by Surety for indemnification; or

      (c) an Obligee under a Bonded Contract has declared any Principal to be in default under such Bonded Contract and such Principal has failed to cure such default within any cure period provided in such Bonded Contract and as a result of such default Obligee has made a claim under a Bond, or any Principal has acknowledged its default under any Bonded Contract irrespective of whether such Principal is actually in default of the Bonded Contract. It will be no defense to the enforcement of this Agreement by Surety that any Principal asserts that it is not in default under the Bonded Contract; or

      (d) Surety incurs any Surety Loss (excluding items payable pursuant to paragraph (b) of the definition of Surety Loss and other attorneys fees and similar fees and professional fees incurred in the ordinary course of business that are promptly reimbursed to Surety by

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Indemnitors); provided, however, Principal will have the right to cure an Event of Default under this item (d) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery; or

      (e) if Surety is required or deems it necessary to establish a Reserve in any amount to cover any anticipated or actual loss on any Bond; provided, however, Principal and Indemnitors will have the right to cure any such Event of Default under this item (e) by delivering to Surety cash in an amount equal to such Reserve so established within ten (10) days of such written notice having been made by Surety; or

      (f) any Principal has failed or refused to pay when due or is unable to pay when due claims, bills, or other Debt incurred in, or in connection with, the performance of any Bonded Contract, and Principal has failed to deliver to Surety an amount sufficient to discharge any claim or demand made against Surety with respect to such Bond within ten (10) days of written demand having been made on Indemnitors by Surety in respect of such claim or demand. In the event that Surety determines it is obligated to discharge any Bond claim resulting from such failure or refusal to pay prior to any cure by Principal or Indemnitor before the foregoing demand by Surety is made on Indemnitors, said action will not operate as a defense against any of Surety's rights under this Agreement; provided, however, that such action by Surety will not result in an Event of Default under this Agreement if Indemnitors fully indemnify Surety within ten
(10) days of receipt of any demand by Surety for indemnification in respect of all amounts incurred in respect of such action; or

      (g) Principal defaults under any banking facility or other credit agreement to which Principal is a party in respect of any Debt having an aggregate principal amount of more than Fifteen Million Dollars ($15,000,000) which results in (i) acceleration of the Debt thereunder, or (ii) the foreclosure or notice of foreclosure by the lenders thereunder or applicable agent on behalf of such lenders of the collateral that secures such Debt thereunder; or

      (h) Principal defaults under any banking facility or other credit agreement to which Principal is a party in respect of any Debt having an aggregate principal amount of more than Fifteen Million Dollars ($15,000,000) which results in such lenders materially limiting the availability of the credit facility for the business operations of Principal; provided, however, the foregoing will not be deemed an Event of Default hereunder if such event is cured within thirty (30) days of the occurrence of said event; or

      (i) the commencement of proceedings in bankruptcy, or for reorganization of any Principal or Indemnitors, or for the readjustment of Debt of any Principal or Indemnitors, in each case under the Bankruptcy Code, or any part thereof, or under any other laws, whether state or federal, for the relief of debtors, now or hereafter existing, by or against any Principal or Indemnitors and any such proceedings commenced against any Principal or Indemnitors are not dismissed, discharged, or stayed within sixty (60) days of filing; or

      (j) the appointment of a receiver or trustee for any Principal or Indemnitors or for any substantial part of their assets, or the institution by a Person other than any Principal or any Indemnitor or any Person acting on their behalf of any proceedings for the dissolution or the full or

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partial liquidation of any Principal or Indemnitors and such proceedings are not dismissed, discharged, or stayed within sixty (60) days of filing, or any of Principal or Indemnitors will discontinue their business or materially change the nature of their business; or

      (k) any of Principal or Indemnitors allow a judgment creditor to obtain possession of any of the Collateral by any means, including, but without limitation, levy, distraint, replevin, or self-help, and (i) such possession continues for five (5) days after written notice thereof to Principal and Indemnitors from Surety, or (ii) Principal will have failed to cure an Event of Default under this item (d) by delivering to Surety cash in an amount designated by Surety, in its sole and absolute discretion, within ten (10) days of written demand having been made by Surety for such delivery; or

      (l) failure to pay any Bond premiums due and payable to Surety.

      "Existing Pledged Collateral" means that certain cash collateral in the aggregate original principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000) (and all interest, proceeds, and substitutions therefore) delivered to Surety pursuant to that certain Interim Pledge Agreement dated September 9, 2004, Integrated Electrical Services, Inc., as Pledgor, in favor of Surety, as modified by First Amendment to Interim Pledge Agreement dated October 6 , 2004, as further amended by Second Amendment to Interim Pledge Agreement dated October 12, 2004, as further amended by Third Amendment to Interim Pledge Agreement dated November 3, 2004, and as restated by that certain Restated Pledge Agreement of even date by Integrated Electrical Services, Inc. in favor of Surety.

      "GAAP" means generally accepted accounting principles in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied.

      "Indebtedness" means, without duplication, any and all Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended, or renewed, in accordance with their terms.

      "Indemnitors" means Integrated Electrical Services, Inc., a Delaware corporation, certain of its Affiliates and Subsidiaries listed on Exhibit B, any Affiliate or Subsidiary that is a named Principal on any Bond, and any new Indemnitor added to this Agreement by rider as provided in Section 52, and all of their successors and assigns.

      "Indemnity Agreement" means and includes that certain General Agreement of Indemnity dated January 9, 1998, executed by Integrated Electrical Services, Inc. on its behalf and on behalf of any of its subsidiaries or on behalf of any subsidiary of a subsidiary or successive subsidiaries, direct or indirect, now existing or hereafter created, in favor of Surety, and that certain General Agreement of Indemnity dated September 9, 2004, executed by Integrated Electrical Services, Inc., Anderson & Wood Construction Co., Inc., Kayton Electric, Inc., Bryant Electric Company, Inc., Pan American Electric, Inc., DKD Electric Company, Inc., Mills Electric LP d/b/a Mills Electrical Contractors, H.R. Allen, Inc., and T&H Electrical Corporation in favor of Surety.

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"Inventory" means and includes all of Indemnitors' now owned and hereafter acquired inventory, including, without limitation, goods, merchandise, and other personal property furnished under any contract of service, Bonded Contract, or intended for sale or lease, all raw materials, work in process, finished goods and materials, and supplies of any kind, nature, or description which is delivered to, prefabricated for, or specifically ordered for a Bonded Job Site.

      "Licensed Property" means all proprietary systems, software, or any other assets of a similar nature which are employed by Principal in connection with any and all contractual work referred to in the Bonded Contracts and/or the Bonds; any and all inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, registrations, copyrights, licenses, franchises, customer lists, and any associated goodwill that is associated with or required for the completion of any Bonded Contract and/or the fulfillment of any of Surety's obligations under the Bonds.

      "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement to assure payment of any debt, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement to assure payment of any debt, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidencing any of the foregoing).

      "Material Adverse Effect" means, relative to any occurrence of whatever nature (including the adverse determination in any litigation, arbitration, or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business, or business operations of Principal and Indemnitors taken as a whole, or (b) a material impairment of the collective ability of Principal and Indemnitors taken as a whole to satisfy their respective obligations to Surety under the Surety Credit Documents, or (c) a material adverse effect upon the enforceability against Principal and Indemnitors of Surety's security interest in the Collateral.

      "Obligee" means any named party or parties appearing on any Bond(s) in whose favor the Bond(s) are issued, or such parties' successors and permitted assigns.

      "Overhead" means the general operating and administrative expenses of any Indemnitor, including, but not limited to, the cost of rent, utilities, taxes, governmental charges, and all other expenses of any Indemnitor not allocated to a specific Bonded Contract.

      "Permitted Liens" means:

      (a) Liens for taxes, assessments, or governmental charges not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

      (b) mechanics', workmen's, materialmen's and repairmen's Liens or other Liens arising by operation of law in the ordinary course of business, or pursuant to customary reservations or retentions of title arising in the ordinary course of business, of any Indemnitor

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securing obligations that are not past due, or if past due contested in good faith by appropriate proceedings and that are unfiled and no other action has been taken to enforce the same;

      (c) any Lien granted on their assets by Indemnitors to Surety to secure the payment of Surety Loss;

      (d) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

      (e) statutory Liens of landlords, and Liens of carriers, warehousemen or suppliers, or other similar possessory Liens arising in the ordinary course of business; provided, that, the holder of such possessory Lien does not exercise any foreclosure right to enforce its Lien;

      (f) deposits securing, or in lieu of, any surety, appeal, or custom bonds in proceedings to which any Indemnitor is a party, bids, trade contracts and leases, statutory obligations, performance bonds and other obligations of a like nature, and Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments);

      (g) Liens existing on the date hereof and any renewals and extensions thereof which Liens are described on the attached Exhibit C and any replacement, refinancing, renewal, or extension of any such Lien in the same property theretofore subject arising out of the extension, renewal, replacement, or refinancing of the Debt secured thereby;

      (h) common law rights of offset and contractual rights of offset arising in the ordinary course of business;

      (i) any common law or contractual security interest of a surety in the actual proceeds of a project subject to the underlying bond provided by such surety;

      (j) any other Liens pursuant to any Surety Credit Document;

      (k) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

      (l) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

      (m) Liens of sellers of goods to Principal or any Indemnitor arising under
Article 2 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses.

      (n) purchase money security interest Liens arising under Article 9 of the UCC or similar provisions of applicable law in the ordinary course of business, covering only the goods purchased and securing only the unpaid purchase price for such goods and related expenses, which are not past due;

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      (o) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases or short term rentals not prohibited by this Agreement; and

      (p) leases or subleases granted to others not interfering in any material respect with the business of Principal or any Indemnitor.

      "Person" means any individual or entity, whether a trustee, corporation, partnership, limited liability company, joint stock company, unincorporated organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof.

      "Principal" means Integrated Electrical Services, Inc., a Delaware corporation, certain of its Affiliates and Subsidiaries listed on Exhibit A and any other Affiliates and Subsidiaries of Integrated Electrical Services, Inc. for whom Surety executes Bonds, in each case in their respective capacity as a named principal under any Bond, and any new Principal added to this Agreement by rider as provided in Section 52, and any joint ventures in which one or more of them are involved for which any Bond is issued.

      "Records" means correspondence, memoranda, tapes, books, discs, papers, magnetic storage, and other documents or information of any type, whether expressed in ordinary or machine language relating to any Bonded Contract or Collateral.

      "Reserve" means a sum of money that may be set aside by Surety to pay its present and future liabilities under Bonds.

      "Retainage" means contract proceeds periodically withheld by an Obligee to provide further security for Principal's performance of a Bonded Contract, and as such are payable to Principal only upon a clear demonstration of compliance with the terms of the Bonded Contract.

      "Subsidiaries" means, with respect to any Person, any corporation, limited liability company, partnership, or other entity wherein such Person owns or acquires, directly or indirectly, more than fifty percent (50%) of the issued and outstanding voting stock, voting securities, or other equity interest of such corporation, partnership, or other entity, or any other corporation, partnership or other entity the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by any such Person.

      "Surety" means Federal Insurance Company, an Indiana corporation, its Affiliates and Subsidiaries and any other companies writing Bonds for which this Agreement is consideration (and other companies from whom Surety procures Bonds for Principal), and their co-sureties and reinsurors, and their respective successors and permitted assigns.

         "Surety Credit Documents" means the following: (i) the Bonds; (ii) the Indemnity Agreement; (iii) this Agreement; (iv) UCC Financing Statements listing any of Indemnitors as debtor and Surety as secured party; (v) any intercreditor agreement by and between Surety and any banking institution; (vi) Interim Pledge Agreement dated September 9, 2004, Integrated

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Electrical Services, Inc., as Pledgor, in favor of Surety, as modified by First
Amendment to Interim Pledge Agreement dated October 6, 2004, as further modified by Second Amendment to Interim Pledge Agreement dated October 12, 2004, as further modified by Third Amendment to Interim Pledge Agreement dated November 3, 2004, as restated by that certain Restated Pledge Agreement of even date by Integrated Electrical Services, Inc. in favor of Surety; and (vii) all amendments, modifications, extensions, additions, substitutions, or other documents hereafter executed or delivered by any of Indemnitors, which relate to any of the foregoing documents.

      "Surety Loss" means:

      (a) all damages, costs, reasonable attorney fees, and liabilities (including all expenses incurred in connection therewith) which Surety may sustain or incur by reason of executing or procuring the execution of any Bonds, or any other bonds, which may be already or hereafter executed on behalf of any Principal, or renewal or continuation thereof; or which may be sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

            (1) money judgments, amounts paid in settlement or compromise, the full amount of reasonable attorney and other professional fees incurred or paid by Surety, including without limitation allocated costs of in-house counsel, accountants, and engineers, court costs and fees, and interest at the Default Rate on all sums due it from the date of Surety's demand for said sums, whether interest has been awarded by a court;

            (2) any loss which Surety may sustain or incur as a result of any Bonded Contract or any Bonds, whether that loss results from any activity of any Principal individually or as part of a joint venture, partnership, or other entity which has been or may be formed;

            (3) any loss which Surety may sustain or incur as a result of any actions taken by Surety upon information provided by any Indemnitor with respect to the issuance of any Bonds;

            (4) any Bond premiums due Surety;

            (5) any amounts that have been paid to Surety to be applied to Surety Loss that a court of competent jurisdiction determines constitute "preferences," within the meaning of Section 547 of the Bankruptcy Code, and by reason thereof Surety is required to disgorge said amounts paid; and

      (b) legal, accounting, consulting, and related fees and expenses reasonably incurred after January 31, 2005, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred to perfect and continue Surety's security interest in the Collateral regardless of when those fees are incurred.

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      "UCC" means the Uniform Commercial Code as in effect on the date hereof in
Texas, as it may be amended from time-to-time provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Collateral is governed by any state other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      "Work" means the specialized electrical and communication services required of any Principal by any Bonded Contract, whether completed or partially completed, of such Principal, and includes all other labor, materials, equipment, and services provided or to be provided by Principal to fulfill such Principal or Indemnitor's obligations pursuant to such Bonded Contract.

      Any collective defined term and any defined term used in the plural will be taken to encompass individually and collectively all members of the relevant class. Any defined term used in the singular preceded by "any" will be taken to indicate any number of the members of the relevant class. Any defined term used in the singular and preceded by the word "each" will indicate all members of the relevant class, individually.

      2. Due Diligence Items Required to be Delivered by Indemnitors. Indemnitors will deliver to Surety each of the following, in form and substance satisfactory to Surety and its counsel:

            (a) Favorable opinion of counsel to Principal and Indemnitors in form acceptable to Surety and its counsel, opining as to the validity and enforceability of the documents entered into between and among Surety and Indemnitors and opining to the perfection of the security interests of Surety in the Collateral. Said enforceability opinion will include an opinion that Integrated Electrical Services, Inc. is duly formed and that Indemnitors are validly existing, the execution and delivery of the documents, the fulfillment of the respective terms and conditions thereof, and the consummation of the respective transactions contemplated thereby will not violate any provisions of applicable law or any applicable order or regulation of any court or public governmental agency, and will not conflict with or constitute a breach a default under the charter of incorporation, bylaws, or other governing documents of any of Indemnitors, as amended, or any material agreement, indenture, or other Debt instrument to which any of Indemnitors are a party or by which any of Indemnitors are bound, or any law, ordinance, administrative regulation, or decree of court, that is applicable to any of Indemnitors;

            (b) an officer's certificate of each of Indemnitors certifying appropriate resolutions authorizing the execution, delivery, and performance of the applicable Surety Credit Documents, certifying that such resolutions have been approved in accordance with each of Indemnitors' governing documents, and certifying incumbencies and true signatures of the officers so authorized;

            (c) evidence of the good standing of each of Indemnitors in the jurisdiction in which such Indemnitor is formed; and

            (d) such other information and documents as may reasonably be required by Surety.

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      Contemporaneously with the execution of this Agreement, Principal will pay
Surety a facility fee in the amount of Four Hundred Thousand Dollars ($400,000). Surety hereby acknowledges receipt of Three Hundred Thousand Dollars ($300,000) of this Four Hundred Thousand Dollars ($400,000) facility fee in conjunction with the execution of that certain First Amendment to Interim Pledge Agreement dated October 6, 2004, and that certain Third Amendment to Interim Pledge Agreement dated November 3, 2004. The delivery of said facility fee will not reduce Surety Loss, or otherwise affect Surety's rights under the Indemnity Agreement or any other of the Surety Credit Documents.

      3. Bonds; Conditions Precedent to all Bonds. Subject to the terms of this Agreement, and so long as no Event of Default has occurred and is continuing, Surety is willing to consider the extension of additional surety credit for the purposes set out in this Agreement. Surety reserves the right to decline to execute any and all bonds, in Surety's sole and absolute discretion, and if Surety executes any Bond, Surety will not be obligated to expand or renew any such Bond. No claim will be made, nor any cause of action asserted against Surety as a consequence of its failure to execute any bond(s). Whether to approve or disapprove any application of any Principal for surety credit and issue bonds in response thereto will be determined on a case by case basis and is within Surety's sole and absolute discretion. Without limiting the generality of the foregoing, Indemnitors specifically acknowledge and confirm Surety's right to decline execution of any bond, or all bonds, as set forth in this Agreement.

      Without limiting the generality of the foregoing, the determination of Surety in its sole and absolute discretion, to issue any Bond will be subject to the further conditions precedent that on the date of such issuance each of the following conditions will be satisfied, in the sole and absolute discretion of
Surety:

            (a) The following statements will be true and, by its request for the issuance of such Bond, Indemnitors will be deemed to have certified to Surety that as of the date of such issuance:

                  (1) the representations and warranties contained in this Agreement and the Surety Credit Documents are correct in all material respects on and as of the date of such issuance as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; and

                  (2) no Event of Default has occurred and is continuing, or would result from the issuance of such Bond.

            (b) Surety will have received such other approvals, opinions, or documents as Surety may reasonably request.

            (c) Any banking or other financial institutions that have any interest in the Collateral will have entered into an intercreditor agreement with Surety which will address: (i) the release of the security interest of any bank or other financial institution in the Collateral and Surety's first priority security interest in the Collateral; and (ii) provisions addressing the release of Indemnitors as described in Section 4.

            (d) Any request for a Bond will contemplate any of Indemnitors being named as the principal.

            (e) Surety will be the holder of a first priority security interest in the Collateral subject only to Permitted Liens.

      4. Indemnity; Exoneration; Release of Indemnitor. Integrated Electrical Services, Inc. has full right and authority to execute any and all current or future documents and/or amendments on behalf of any Principals and Indemnitors without requiring the separate signature of any such Principal and Indemnitors. Although execution will not be necessary to bind any such Affiliate or Subsidiary or other such Person as an Indemnitor hereunder, at the request of Surety, Indemnitors will cause any such Affiliate or Subsidiary or other such Person to execute this Agreement. Said Affiliates and Subsidiaries and such other Person will be deemed to be an Indemnitor hereunder as though they were original signatories hereto. Indemnitors agree to indemnify, and keep indemnified, and hold and save harmless Surety against all Surety Loss. The duty of Indemnitors to indemnify Surety is a continuing duty, separate from the duty to exonerate, and survives any payments made in exoneration of Surety. Amounts due Surety (together with interest at the Default Rate) will be payable upon written demand.

      Indemnitors recognize and acknowledge the common law right of Surety to be exonerated by Indemnitors. Upon a Surety Loss, in the event Indemnitors fail or refuse to exonerate Surety upon written demand, all Indemnitors agree, upon demand by Surety, to exonerate Surety from Surety Loss, by satisfying Indemnitors' obligations under the Bonded Contracts and obtaining either a withdrawal of all claims against Surety under the Bonds or a general release.

      Principal will pay Surety's reasonable legal, accounting, consulting and related fees and expenses reasonably incurred after October 31, 2004, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred and required to perfect and continue Surety's security interest in the Collateral regardless of when those fees are incurred.

      In order to facilitate the sale of the equity of any Principal or the Collateral (other than the transfer of Inventory or Equipment that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond (or any assignee of such Obligee or any other owner, or assignee of any owner, of the Work) upon completion or termination of the Work in the ordinary course of business, as to which no release is necessary) of any Principal and Indemnitor (exclusive of Integrated Electrical Services, Inc.: (i) in the event the sale is of the equity or of any such Collateral of any Indemnitor that is not also a Principal under any outstanding Bonds and provided, that, the sales proceeds are remitted to and used in the ordinary course of business of the continuing Indemnitors, then Surety will upon request of any such Indemnitor (y) in the event the sale is of the equity interest, release such Indemnitor from its guaranty and other obligations (including the pledge of its assets as collateral)of any such Surety; and (z) in the event the sale is of Collateral, release such Collateral as collateral; and (ii) in the event the sale is of the equity or of any Collateral (other than the transfer of Inventory or

Equipment that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond (or any assignee of such Obligee of any other owner, or assignee of any owner, of the Work) upon completion or termination of the Work in the ordinary course of business, as to which no release is necessary) of any Principal under any outstanding Bonds and provided, that, the sales proceeds are remitted to and used in the ordinary course of business of the continuing Indemnitors, then Surety will upon request of any such Principal (y) in the event the sale is of equity interest, release such Principal from its guaranty and other obligations (including the pledge of its assets as collateral) with respect to the Bonds issued by Surety for the other Principals and Indemnitors; and (z) in the event the sale is of any such Collateral release such Collateral as collateral with respect to Bonds issued by Surety for the other Principals and Indemnitors; provided, that, in each of (y) and (z) (a) such Principal continues as an Indemnitor with respect to all Bonds issued on behalf of such Principal and Surety will retain all Collateral of such Principal to secure all Surety Loss and other obligations on such Bonds; (b) Surety is provided with the indemnity of a Person(s), acceptable to Surety in its sole and absolute discretion, with respect to all Bonds issued on behalf of such Principal and such new indemnitor(s) executes an indemnity agreement in favor of Surety, in a form that is acceptable to Surety, in its sole and absolute discretion; and (c) all Bonds other than payment and performance Bonds are replaced within ninety (90) days of the sale. Notwithstanding the foregoing, the provisions of this paragraph will not require Surety to release: (x) the Existing Pledged Collateral; (y) any Proceeds of Collateral that are required to be delivered to Surety or to any separate account following an Event of Default; and (z) any cash delivered to Surety pursuant to the terms of this Agreement.

      5. Security Interest; Obligation Secured. To secure payment or other performance of any and all Surety Loss, and the payment and performance of all other obligations and undertakings now or hereafter owing to Surety with respect to the Bonds and/or under the Surety Credit Documents, as same may now or hereafter be modified, replaced, extended, or renewed, Indemnitors hereby grant to Surety a perfected first priority (subject to Permitted Liens) security interest in the Collateral. The security interest created herein will attach without the execution or delivery to Surety of any instruments, documents, assignments, or other agreements of transfer, and in the event any such instruments, documents, or other agreements of transfer are or will be delivered to Surety, the same are and will be in furtherance of and in addition to the security interest created by virtue of this Agreement. As additional security for any and all Surety Loss, Indemnitors have caused to be delivered to Surety and named Surety as the beneficiary of that certain Irrevocable Letter of Credit No. CLS420168 dated April 26, 2004, issued by Bank One, N.A. in the face amount of Five Million Dollars ($5,000,000), and have pledged to Surety the Existing Pledged Collateral.

      Indemnitors will at all times keep Surety's security interest properly perfected and hereby designate Surety as their attorney in fact to do any acts or deeds or execute such documents reasonably appropriate to accomplish said perfection. Said designation will be irrevocable as long as any obligation of any of Indemnitors to Surety under this Agreement and/or any of the Surety Credit Documents is outstanding. The right is expressly granted to Surety, at Surety's discretion, to file in those jurisdictions where the same is permitted, one or more financing statements under the UCC and indicating therein the types or describing the items of the Collateral. Without the prior written consent of Surety, none of Indemnitors will, after the date hereof, file or authorize or permit to be filed in any jurisdiction any financing or like statement relating to the Collateral other than filings of Permitted Liens. Surety's security interest will be first and prior to any other Liens on the Collateral except for Permitted Liens. Surety reserves all rights to contest the validity or priority of any Lien.

      If any Accounts constituting Collateral should be evidenced by promissory notes, trade acceptances, or other instruments for the payment of money, Indemnitors promptly will deliver the same to Surety appropriately endorsed to the order of Surety. Regardless of the form of each endorsement, Indemnitors hereby waive presentment, demand, notice of dishonor, protest, and notice of protest, and all other notices with respect thereto, except as required by this Agreement.

      At any time, and at reasonable intervals, upon the request of Surety, Indemnitors will: (a) give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement, or other papers that may be necessary or desirable, or that Surety may reasonably request in order to create, preserve, perfect, or validate any security interest granted herein or to enable Surety to exercise and enforce its rights hereunder or with respect to such security interest; and (b) permit Surety or Surety's representatives, at reasonable intervals during normal business hours, to inspect and make abstracts from any of Indemnitors' books and records pertaining to the Collateral.

      Upon the Indebtedness being paid and satisfied in full, Surety will, with reasonable promptness, execute all necessary documents and file same in every jurisdiction in which the security agreement or any Surety Credit Document was filed to effectuate a termination of said security agreement and all Liens evidenced thereby.

      6. Set Off Rights; Description of Collateral. Indemnitors confirm and acknowledge that Surety has the right to set off against Surety Loss any and all amounts that may be owing from time to time by Surety to any Indemnitor in any capacity, including, but without limitation, any balance or share belonging to any Indemnitor of any deposit or other account with Surety. The Collateral includes all of any Principal's or Indemnitor's right, title, and interest in and to all existing and future Bonded Contracts and associated contract rights; Accounts; all claims, rights, and choses in action against any Obligee on any Bond or against any other Person with respect to any Bond or Bonded Contract; Bonded Contracts Balances; to the extent assignable (provided, that, any such prohibition on assignment would not be rendered ineffective pursuant to Article 9 of the UCC, including, without limitation Section 9-406 and 9-408 of the UCC, or any successor provisions and further, provided, that, any such prohibition on assignment has not otherwise been rendered ineffective, lapsed, or terminated) all rights and actions that any Indemnitor may have or acquire in any subcontract, purchase order, or other agreement in connection with any Bonded Contract, and against any subcontract, purchase order, or other agreement with any Person furnishing or agreeing to furnish or supply vehicles, labor, supplies, machinery, or other inventory or equipment in connection with or on account of any Bonded Contract, and against any surety or sureties of any such subcontractor, laborer, or other Person; any and all Equipment; any and all Inventory; any and all books, accounts, computer software, and other computer stored information, and any and all drawings, plans, specifications, shop and as built drawings, utilized in or necessary to fully perform all obligations and services required of Principal under the Bonded Contracts; all progress schedules, work in process schedules (including, but not limited to, estimates of completion costs), accounts receivable ledgers, accounts payable ledgers, and estimates of completion costs relating to any and all Bonded Contracts; and any and all proceeds and products arising with respect thereto.

      Anything herein to the contrary notwithstanding, (i) Indemnitors will remain liable under any contracts and agreements included in the Collateral, solely to the extent set forth therein, to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Surety of any of the rights hereunder will not release any Indemnitor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) Surety will not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor will Surety be obligated to perform any of the obligations or duties of Indemnitor thereunder or take any action to collect or enforce any claim for payment assigned hereunder.

      7. Representations and Warranties. Indemnitors hereby warrant, covenant, and represent that:

            (a) Indemnitors are the exclusive owners of the Collateral and have good and marketable title to the Collateral and that on the date of this Agreement the Collateral is free of any and all Liens (excluding Permitted Liens).

            (b) Until such time as all of the Indebtedness has been paid and satisfied in full, none of Indemnitors will sell, transfer, convey, or assign any of the Collateral without prior written consent of Surety or permit any Lien on the Collateral (other than Permitted Liens).

            (c) If, at any time, the Collateral will be deemed unsatisfactory to and by Surety or in the event Surety will otherwise deem itself, its security interests, its Collateral, or its recovery of Surety Loss unsafe or insecure, then and on demand of Surety, Indemnitors will immediately furnish such further collateral or make such payment on said account as will be reasonably satisfactory to Surety to be held by Surety as if originally pledged hereunder.

            (d) The current jurisdiction of formation as of the date of this Agreement, of each of Principal and Indemnitors is correctly reflected on page one and/or the attached Exhibits A and B, respectively. Indemnitors will notify Surety of any change in any Indemnitor's name, identity, corporate structure, or change in jurisdiction in which it is formed or exists thirty (30) days prior to such change. Indemnitors will not be required to give any additional advance notice to Surety of the name changes that are contemplated on the attached Exhibit A, but will give Surety notice of any such name change within ten (10) days of the effective date of the change.

            (e) Indemnitors are not in default with respect to any of their existing Debt except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect, and the making and performance of this Agreement and the Surety Credit Documents by Principal and Indemnitors will not (immediately or with the passage of time, the giving of notice, or both):

                  (i) Violate the charter, bylaws, or other governing document provisions of any Indemnitor, or violate any applicable laws or result in a default under any contract, agreement, or instrument to which any of Indemnitors is a party or by which any of

Indemnitors or their property is bound, except for such violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; or

                  (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any assets of any Indemnitor other than Liens in favor of Surety.

            (f) Indemnitors have the corporate or other power and authority to enter into and perform this Agreement and the Surety Credit Documents to which they are a party, and to incur the Indebtedness herein and therein provided for, and have taken all corporate or other action necessary to authorize the execution, delivery, and performance of this Agreement and such other Surety Credit Documents.

            (g) This Agreement and each other Surety Credit Document to which Principal and Indemnitors are a party constitute valid and binding obligations of such Principal and Indemnitors, and are enforceable against such Principal and such Indemnitors in accordance with their respective terms.

            (h) Each consent, approval, or authorization of, or filing, registration, or qualification with, any Person required to be obtained by Indemnitors in connection with the execution and delivery of this Agreement or the undertaking or performance of any obligation hereunder or thereunder has been duly obtained, other than any filings to perfect the Liens on the Collateral.

            (i) Indemnitors will promptly pay all of their taxes, assessments, and other governmental charges prior to the date on which any penalties are attached thereto, establish adequate reserves for the payment of taxes and assessments and make all required withholding and other tax deposits; provided, however, that nothing contained in this Agreement will be interpreted to require the payment of any tax, assessment, or charge so long as its validity is being contested in good faith (and for which adequate reserves have been established) by appropriate proceedings and as to which foreclosure and other enforcement proceedings will not have been commenced (unless fully bonded or otherwise effectively stayed).

            (j) With regard to the rights with respect to the Bonded Contracts in which Indemnitors have hereby granted Surety a security interest, Indemnitors represent and warrant to Surety:

                  (i) Such rights arise under one or more existing binding written contracts between a Principal and the other party or parties thereto, or will be evidenced by a binding written contract before performance thereunder, and do or will represent a bona fide transaction, enforceable in accordance with its terms;

                  (ii) The title of such Principal to the Bonded Contracts is absolute;

                  (iii) No rights of any Principal under any Bonded Contracts have been transferred to any other Person except pursuant to Permitted Liens;

                  (iv) Indemnitors have not received any prepayment of amounts due Surety under any Bonded Contracts;

                  (v) Indemnitors will not, without the prior written consent of Surety, permit any material amendment, modification, settlement, compromise, or extension to any of the Bonded Contracts if such modification, compromise, settlement, or extension would adversely affect the interests of Surety or extend the time of any payment required thereunder; and

                  (vi) To the best of Indemnitors' knowledge, information, and belief, all parties to any Bonded Contracts, and other commitments that constitute Collateral and to which any of Indemnitors are a party, have complied in all material respects with the provisions of such Bonded Contracts and other commitments; no party is in default in any material respect under any provision thereof; and no event has occurred which, but for the giving of notice or the passage of time, or both, would constitute a default.

            (k) Indemnitors have the insurance in force that is usual and customary for those engaged in the same or similar business of Indemnitors, and that they will maintain said insurance in force with good and substantial carriers with insurance companies with an A- rating or better. Indemnitors further agree to furnish Surety, upon request, with the insurance in force and with copies of the policies of said insurance evidencing the existence of the coverage called for by this Agreement. Indemnitors will obtain all necessary insurance coverages, including, without limitation, workers' compensation, liability, and other insurance coverages, in the amounts and as required by the Bonded Contracts that are the subject of the Bonds, protecting itself, Obligees (as applicable), and, if requested, Surety. Indemnitors will deliver to Surety copies of Certificates of Insurance showing Surety as an additional insured for all such insurance policies which Surety has specifically requested that it be added as an additional insured, except as to professional liability coverages.

            (l) None of Indemnitors is insolvent within the meaning of the Bankruptcy Code.

            (m) Principal or Indemnitors will give prompt notice to Surety of their knowledge of any pending or threatened proceeding or claim before any court or governmental agency or department which involves a reasonable material risk of having a Material Adverse Effect.

            (n) Indemnitors are in material compliance with all laws, statutes and governmental rules and regulations applicable to it or them, except for any failure so to be in compliance which would not reasonably be expected to have a Material Adverse Effect.

            (o) Indemnitors perform minimal work as a party contracting directly with the Federal Government or any of its agencies and do not anticipate that changing.

            (p) Bonds have been issued in the names of Riviera Electric, LLC, Riviera Electric LP, Riviera Electric Inc., and Riviera Electric as the named Principal. Indemnitors represent and warrant to Surety that the proper name of the entity is Riviera Electric LLC. If

Surety requests that IES take the necessary steps to correct any Bonded Contracts and Bonds that may have been issued with the names Riviera Electric, Riviera Electric LP, or Riviera Electric Inc. to change the name to Riviera Electric LLC, Indemnitors will take such steps.

            (q) Ron's Electric referred to in a UCC Financing Statement filed on or about April 11, 1984, by First American Bank is not the same company as Ron's Electric, Inc., nor is that Ron's Electric in any way affiliated with any of Indemnitors.

            (r) The security interests of: Liebert North America Corporation, evidenced by a UCC-1 financing statement filed on December 13, 2002, with the Arizona Secretary of State listing Hatfield Reynolds Electric, as the debtor, and assigned filing number 200212438781; Wells Fargo Bank, N.A., evidenced by a UCC-1 financing statement filed on October 20, 1999, with the Arizona Secretary of State for Mitchell Electric Co. Inc., as the debtor, and assigned filing number 01089269; and First American National Bank, evidenced by a UCC-1 financing statement filed on May 10, 1990, with the Tennessee Secretary of State for Pan American Electric Inc., as the debtor, and assigned filing number 900770883, have been terminated. Indemnitors will cause the foregoing UCC-1 financing statements to be terminated with each of the respective Secretary of State offices.

            (s) As of the date hereof, none of Indemnitors (exclusive of Integrated Electrical Services, Inc.) is bound by any agreement, indenture, or other Debt instrument for borrowed money involving a principal amount in excess of Two Hundred Fifty Thousand Dollars ($250,000).

      8. Use of Licensed Property Indemnitors hereby grant to Surety an irrevocable, non-exclusive, royalty-free, and fully paid-up license and right to use the Licensed Property upon the occurrence of and during the continuance of any Event of Default for the limited purpose of: (i) obtaining bids for the completion of any Bonded Contract; (ii) taking possession of the Work under any Bonded Contract; (iii) completing, or consenting to the completion of, any Bonded Contract; and (iv) tendering the completion of any Bonded Contract to any Obligee that has agreed to accept a tender of completion of the Bonded Contract.

      9. Preservation of the Collateral. Principal and Indemnitors will use reasonable efforts to preserve the Collateral and defend the title and Surety's security interest therein, at Principal and Indemnitors' cost and expense. Each Principal and Indemnitors' principal place of business and chief executive office as of the date of this Agreement is correctly reflected on Exhibits A and B, respectively. The principal place of business and chief executive office of Integrated Electrical Services, Inc., and location of its Records related to the Bonded Contracts, is correctly reflected in Section 39. The Records of each Principal and Indemnitor related to the Collateral are located at the principal places of business and chief executive offices reflected on Exhibits A and B, respectively. Indemnitors agree to give Surety immediate prior written notification of the establishment of any new chief executive office or principal place of business; and the discontinuance of any office or place of business.

      Indemnitors will pay and discharge promptly all taxes, assessments, and governmental charges or levies imposed upon the Collateral, as well as all judgment liens and all claims for labor and materials which, if unpaid, might constitute a Lien or charge upon the Collateral (other than Permitted Liens), unless and only to the extent that the same will currently be duly contested in good faith (and for which adequate reserves have been established) by appropriate proceedings and as to which foreclosure and other enforcement proceedings will not have been commenced (unless fully bonded or otherwise effectively stayed).

      Upon the occurrence of an Event of Default, at its option, Surety may discharge valid taxes, Liens, security interests, or other encumbrances at any time levied or placed on said Collateral. Indemnitors agree to reimburse Surety, on demand, for any such payment made, or any such expense incurred by Surety pursuant to the foregoing authorization. Any amounts so advanced, paid or expended will be included within the defined term "the Indebtedness," and will bear interest from the time advanced, paid, or expended at the Default Rate and be secured by the Collateral and its payment enforced as if it were part of the original Indebtedness. Any sum expended, paid, or advanced under this paragraph will be at Surety's sole option and not constitute a waiver of any default or right arising from the breach by Indemnitors of any covenant or agreement contained in the Surety Credit Documents.

      10. Indemnitors to Hold Contract Funds in Trust. Indemnitors agree and expressly declare that all funds due or to become due under the Bonded Contracts are trust funds, whether in possession of Indemnitors or another, for the benefit and the payment of all Persons to whom Indemnitors incur obligations in the performance of the Bonded Contracts, for which Surety is or may be liable under the Bonds. If Surety discharges any such obligations, with or without a claim asserted against Surety under the Bonds, it will be entitled to assert the right of such Person to the trust fund. All payments received for or on account of any Bonded Contract will be held in a trust fund to assure the payment of obligations incurred or to be incurred in the performance of any Bonded Contract and for labor, materials, and services furnished in the prosecution of the performance required by any Bonded Contract or any extension or modification thereof. All monies due and to become due under any Bonded Contract are also trust funds, whether in the possession of Indemnitors, or otherwise. Such trust funds will be for the benefit and payment of all obligations for which Surety is or may be liable under any Bonds. Such trust funds will inure to the benefit of Surety for any liability or Surety Loss it may have or sustain under any Bond, and this Agreement and declaration constitute notice of such trust. As long as no Event of Default has occurred, the trust funds, unless otherwise restricted or regulated by state or local laws, can be commingled with other funds, but the trust fund nature and purpose as stated in this paragraph will not be modified nor waived by this commingling provision.

      Upon the occurrence of an Event of Default, Indemnitors will, upon demand of Surety, open an account(s) with a bank or similar depository designated by Indemnitors and approved by Surety, which account(s) will be designated as trust account(s) for the deposit of such trust funds, and will deposit therein all monies paid or to be paid under the Bonded Contracts. Withdrawals from such account(s) will be by check or similar instruments signed by a representative of Surety and, at Surety's option, countersigned by Indemnitors. Said trust(s) will terminate on the payment by Indemnitors of all the contractual obligations for the payment of which the trust(s) is created. In furtherance of the foregoing, Surety acknowledges that absent the occurrence of an Event of Default and such demand by Surety, Principal's cash management system will not be affected or changed by the terms of this Agreement.

      11. Premium Payment. Indemnitors agree to pay all premiums on the Bonds, computed in accordance with the regular manual of rates in effect on the date the Bond(s) are executed. The failure of any Indemnitor to pay the bond premiums or the failure of Surety to receive premiums will not provide Indemnitors with any defense to an action under this Agreement. Indemnitors also agree to pay all premiums due Surety on any insurance policy(ies) issued by Surety for the benefit of any Indemnitor.

      12. Corporate Identity and Existence. None of Principal or Indemnitors has used any trade name (other than its legal name) or previous names during the time period of July 1, 2005, through the date of this Agreement other than those set out on Exhibits A and B, respectively. Each of Principal and Indemnitors is a corporation or other legal entity duly organized, validly existing, and in good standing under the laws of the state and/or other jurisdiction as indicated in Exhibits A and B, respectively. Each of Principal and Indemnitors has the corporate or other power to own its properties and to engage in the business it conducts, and is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Each of Principal and Indemnitors will maintain their formal existence (in good standing where appropriate under state or other governing law) and remain or become duly qualified (and in good standing where appropriate under state or other governing law) as a foreign entity in each jurisdiction in which the conduct of their respective businesses requires such qualification or license except in each case where the failure to maintain such existence to be so qualified would not reasonably be expected to have a Material Adverse Effect. Principal and Indemnitors will use reasonable efforts to furnish Surety with any financial information related to Indemnitors or the Collateral in the form and at the time reasonably appropriate and as reasonably requested by Surety and as set out in Section 13 of this Agreement.

      13. Accounts; Financial Reporting; Books and Records. Indemnitors will:
(a) provide Surety with copies of yearly audited consolidated financial statements as soon as possible upon completion and in no event later than one hundred twenty (120) days after the end of the period under audit; (b) furnish Surety with true copies of unaudited quarterly consolidated and consolidating financial statements for Indemnitors as soon as reasonably practicable and in no event later than sixty (60) days after the end of the period under audit; (c) provide Surety with copies of any and all financial records or similar financial disclosures that Indemnitors provide to any lender under the terms set out in any credit facility entered into or to be entered into by any Indemnitors; (d) provide Surety with a quarterly summary of any contracts entered into with the Federal Government or any of its instrumentalities and identifying any contracts that they anticipate pursuing with any Federal Government or instrumentality within the next following three (3) months; and (e) such other financial information in a form as Surety will reasonably require upon completion and in no event later than sixty (60) days after the period under review. These financial documents will be prepared in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes as applicable, and in each instance will present fairly and accurately the financial condition of Indemnitors, as applicable, as of the dates of the statements and the results of their operations for the periods then ended. Indemnitors agree to immediately notify Surety of the occurrence of any material change in their financial condition that would reasonably be expected to have a Material Adverse Effect. Indemnitors represent that their books and records will be kept accurately and in a timely manner and in accordance with good business practices.

      Indemnitors at all times will keep accurate and complete Records of Indemnitors' Accounts and Bonded Contracts, and make those Records available for review, upon a reasonable and appropriate request by Surety. Surety will have the right at all times during regular business hours to free access to the papers of each Indemnitor including, without limitation, its books, records, accounts, computer software, and other computer stored information, licenses, copyrights, patents, and other intellectual property, for the purpose of examining, copying, or reproducing the same. Each Indemnitor authorizes and requests any and all depositories in which funds of any Indemnitor may be deposited to furnish to Surety, upon reasonable request by Surety, statements of account and any other documents reflecting receipts and disbursements and any Person doing business with Indemnitors is authorized to furnish any information requested by Surety concerning any transaction. Subject to the terms and conditions of that certain Nondisclosure and Confidentiality Agreement effective October 1, 2004, executed by and between Chubb & Son, a division of Federal Insurance Company, and Integrated Electrical Services, Inc., Surety may furnish copies of any and all statements, agreements, and financial statements and any information which it now has or may obtain concerning each of the Indemnitors to other Persons or companies for the purpose of procuring co-suretyship or reinsurance, or during the investigation of claims that may be, or have been, asserted against Surety.

      14. Representations; Duty to Notify Surety. None of Indemnitors intends to file any proceeding in bankruptcy, or for reorganization, or for readjustment of their debts under the Bankruptcy Code. Indemnitors acknowledge that any such filing would be a fundamental change in circumstances. The representations and warranties of Indemnitors contained in this Agreement are true and correct and complete on and as of the date of this Agreement.

      Indemnitors hereby undertake the duty to notify Surety at the earliest practicable moment of: (i) any material change in the terms or provisions of any of the Bonded Contracts that would materially and adversely affect Surety; and
(ii) any material change in any representation made in this Agreement or in any other document or provided to Surety in connection with its obligations of suretyship that would materially and adversely affect Surety. Indemnitors acknowledge hereby that Surety has and will continue to rely upon such information in undertaking its obligations to third parties under said Bonds. Indemnitors will promptly notify Surety immediately if any of them becomes aware of the occurrence of any Event of Default or of any fact, condition, or event that only with the giving of notice or passage of time or both, could become an Event of Default, or of the failure of Indemnitors to observe any of their respective undertakings hereunder and under any of the Surety Credit Documents.

      15. Bankruptcy Court Approval. In the event any of Indemnitors file for relief under the Bankruptcy Code and Surety determines that it is necessary or desirable that bankruptcy court approval be obtained with respect to this Agreement or the transactions contemplated hereunder, subject to compliance with law and any applicable orders of the bankruptcy court, trustee, receiver or equivalent Person, Indemnitors will use their respective reasonable best efforts to obtain a court order which, among other things, (i) determines that this Agreement (and any other Surety Credit Documents entered into by Indemnitors with Surety) was proposed by Surety in good faith and should be approved; (ii) determines that Surety is a creditor who gave "new value" and entered into a "contemporaneous exchange for value" with Indemnitors as contemplated by the Bankruptcy Code, including, but not limited to, Sections 547(a)(2) and 547(c) of the Bankruptcy Code, when entering into this Agreement (and any other documents entered into by any of Indemnitors with Surety) and that the transfers made by Indemnitors do not constitute preferences under the provisions of Section 547 of the Bankruptcy Code; (iii) authorizes and directs Indemnitors, as applicable, to ratify this Agreement (and any other Surety Credit Documents entered into by Indemnitors with Surety); (iv) authorizes and directs Indemnitors, as applicable, to execute, deliver, perform under, consummate, and implement, this Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the transactions contemplated in this Agreement; (v) authorizes claims and recourse by Surety against the Collateral for any reason set forth in this Agreement (and any other documents entered into by Indemnitors with Surety); and (vi) approves any post petition security interest, as provided in Section 552 of the Bankruptcy Code. The provisions of this Section 15 will apply regardless of whether any of Indemnitors is a debtor in any bankruptcy cases.

      In such event, and at the request of Surety, Indemnitors, as applicable, will promptly make any filings, take all actions, and use their respective best efforts to obtain any and all other approvals and orders necessary or appropriate for consummation of the transactions contemplated in this Agreement, subject to their obligations to comply with any order of any bankruptcy court.

      In the event an appeal is taken, or a stay pending appeal is requested, from any order entered in any bankruptcy proceeding, Indemnitors, as applicable, will immediately notify Surety of such appeal or stay request and will provide to Surety within one business day a copy of the related notice of appeal or order of stay. Any of Indemnitors, as applicable, will also provide Surety with written notice of any motion or application filed in connection with any appeal from either of such orders.

      Indemnitors will cooperate in providing such information and evidence as is necessary to obtain the orders described in this Section 15.

      16. Adequate Assurance of Future Performance. Regardless of whether an Event of Default has occurred, Indemnitors agree that in the event of a filing by or against any of Indemnitors of a proceeding under the Bankruptcy Code:

            (a) Surety is the holder of a "claim" and is a claimant within the meaning of Section 101(5) of the Bankruptcy Code and is a "party in interest" within the meaning of Sections 362(d) of the Bankruptcy Code. Surety has standing as a party in interest to be heard in all matters including, without limitation, the right to seek relief pursuant to Sections 361-365 of the Bankruptcy Code;

            (b) an Event of Default will be deemed to continue to exist and will not be deemed to be cured notwithstanding the payment by Surety pursuant to the Bonds of claims, bills, or other Surety Loss incurred in or in connection with the performance of the Bonded Contracts;

            (c) time is of the essence in any Indemnitors acceptance or rejection of a Bonded Contract pursuant to Section 365 of the Bankruptcy Code, and any delay in any Indemnitors prompt acceptance or rejection of same may materially increase Surety Loss; and

            (d) with respect to any Bonded Contract assumed by any Indemnitor pursuant to Section 365 of the Bankruptcy Code, the cure of any default and the adequate assurance of future performance to which Surety will be entitled will include, but not be limited to: (i) payment by Indemnitors to Surety in an amount not less than any Reserve which Surety may be required by statute or otherwise deem necessary to establish with respect to the Bonded Contract so assumed; or (ii) Indemnitors may provide Surety with an irrevocable letter of credit, financial guarantee, or surety bond in a form and from a financial institution or corporate surety reasonably acceptable to Surety in an amount no less than any Reserve which Surety may be required by statute or otherwise deem necessary to establish with respect to the Bonded Contract so assumed. Indemnitors represent and agree with Surety that the Collateral, the Existing Pledged Collateral, the Indemnity Agreement, and any collateral and assurances provided for in the Surety Credit Documents is insufficient for purposes of providing adequate assurance of future performance to Surety with respect to any Bonded Contract assumed by such Indemnitor pursuant to Section 365 of the Bankruptcy Code.

      17. Use of Cash Collateral. Nothing herein will be deemed to be a consent by Surety that Indemnitors use any "cash collateral," within the meaning of
Section 363 of the Bankruptcy Code, including without limitation proceeds from Bonded Contracts, the Existing Pledged Collateral, and the Collateral. In the event that a court of competent jurisdiction determines that, notwithstanding the foregoing, Indemnitors may use any such "cash collateral" then Indemnitors stipulate that the "cash collateral" so used will be disbursed first to the payment of amounts for which Surety is or may become liable under the Bonds, including the payment of bona fide claims for labor, services, and supplies incurred in connection with Bonded Contracts; and second, subject to the availability of periodic surplusages of remaining proceeds from Bonded Contracts, to the payment of Overhead on Bonded Contracts which is ordinary and necessary; provided, however, a stringent standard will be used when determining what constitutes "ordinary and necessary" Overhead.

      18. Termination of Automatic Stay. Indemnitors hereby acknowledge, confirm, and agree that, in the event Surety elects to enforce any rights it may have under and of the Surety Credit Documents with respect to the Existing Pledged Collateral and the Collateral, or any other collateral provided as security to secure Surety Loss, any such action will be deemed to be in the nature of a recoupment, rather than a set-off, as contemplated by Section 553 of the Bankruptcy Code. Notwithstanding the foregoing, should Surety deem it advisable and elect to seek relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, Indemnitors hereby covenant to the immediate lifting of such automatic stay and will not contest any motion by Surety to lift such stay upon a showing that: (i) the cost to fully perform the obligations and services required under any Bonded Contract exceeds the remaining amounts payable under such Bonded Contract; or (ii) the aggregate of the cost to fully perform the obligations and services required under any and all Bonded Contracts exceeds the aggregate of the remaining amounts payable under all Bonded Contracts. Indemnitors stipulate that in the event that the cost to fully perform the obligations and services required under a Bonded Contract exceeds the remaining amounts payable under such Bonded Contract, then such Bonded Contract is not necessary to an effective reorganization of Indemnitors within the meaning of Section 362 of the Bankruptcy Code.

      19. Contract Proceeds as Cash Collateral - Priority. Surety and Indemnitors expressly agree that the proceeds arising from Bonded Contracts constitute "cash collateral" as that term is defined under Section 363 of the Bankruptcy Code. Surety and Indemnitors further agree that Surety will have a claim to the proceeds arising from such Bonded Contracts, and said claim will have priority over all expenses of the kind specified or ordered pursuant to Sections 105, 326, 330, 331, 503(b), 503(c), 507(a), 507(b), 546(c), or 726 of the Bankruptcy Code, and will also have priority over any other priority claims. Indemnitors further acknowledge that this claim of Surety will at all times be senior to the rights of Indemnitors or any Trustee in any case or proceeding in which any of Indemnitors becomes a debtor or debtor-in-possession under the Bankruptcy Code.

      20. One General Obligation - Default. Indemnitors will notify Surety promptly if any of them becomes aware of the occurrence of any Event of Default or of any fact, condition, or event that only with the giving of notice or passage of time or both, could become an Event of Default, or of the failure of Indemnitors to observe any of their respective undertakings hereunder or under any of the Surety Credit Documents. It is distinctly understood and agreed that all of the rights of Surety contained in this Agreement will likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other of the Surety Credit Documents. Any default under the terms of this Agreement or any of the Surety Credit Documents will constitute, likewise, a default by Indemnitors of every existing agreement with Surety, and any default by Indemnitors of any other agreement with Surety will constitute a default of this Agreement.

      21. Indemnitors Agree to Become Party Defendants. In the event of legal proceedings against Surety, the subject matter of which pertains to this Agreement, the Bonds, or any of the Bonded Contracts, Surety may apply for a court order making any or all of Indemnitors party defendants, and each such Indemnitor consents to the granting of such application, including consent to the jurisdiction of the court in which the application is made, and agrees to become such a party defendant or third-party defendant and to allow judgment, in the event of judgment against Surety, to be rendered also against each such Indemnitor, jointly and severally, in like amount and in favor of Surety. The foregoing will not adversely affect the joint and several liability of each Indemnitor to Surety for any and all Surety Loss, including, but not limited to, any Surety Loss incurred in connection with any litigation in which such Indemnitor is not named a third-party defendant.

      22. Indemnitors' Waiver of Notice; Rights of Surety. Except as set forth in Section 33, upon any execution, continuation, modification, renewal, enlargement, or amendment of any bond pursuant to the terms hereof or thereof, Indemnitors waive notice of the execution, continuation, modification, renewal, enlargement, or amendment of any Bond and of any fact, act, or information concerning or affecting the rights or liabilities of Surety or Indemnitors including, but not limited to, any acts giving rise to any Surety Loss under the Bonds. Indemnitors hereby consent and agree that Surety may at any time, and from time to time, without notice to or further consent from Indemnitors, either with or without consideration, (i) surrender any property or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any Surety; (ii) substitute for any collateral so held by it or other collateral of like kind, or of any kind; (iii) modify the terms of any of the Surety Credit Documents related thereto (other than this Agreement);
(iv) grant releases, compromises, and indulgences with respect to any of the Surety Credit Documents to any Person now or hereafter liable thereunder or hereunder; or (v) take or fail to take any action of any type whatsoever. Notwithstanding the foregoing, nothing contained in the above clause (iii) will limit Surety's ability to modify the terms of any of the Surety Credit

Documents (other than this Agreement) at any time (whether an Event of Default has occurred or is continuing) to the extent necessary to keep Surety's security interest in the Collateral properly perfected pursuant to Section 5. No such action which Surety will take or fail to take in connection with the Surety Credit Documents, or any one of them, or any security for the payment of Surety or for the performance of any obligations or undertakings of Indemnitors, nor any course of dealing with Indemnitors, Surety, or any other Person, will release Indemnitors' obligations hereunder, affect this Agreement in any way, or afford Indemnitors any recourse against Surety.

      23. Indemnitors' Knowing Consent to Agreement. Each of Indemnitors warrants that it is specifically and beneficially interested in obtaining future Bonds or the renewal of any existing Bonds. Indemnitors acknowledge that the execution of this Agreement and the undertaking of indemnity was not made upon any representation by Surety concerning the responsibility of any of Indemnitors or concerning the competence of Indemnitors to perform. Indemnitors agree to make no claim against Surety for any oral representations, promises, or statements made to any of them by Surety or any of its agents or brokers, or for the failure of Surety to disclose facts or information to Indemnitors. This Agreement has been negotiated by the parties and each party has had the benefit of counsel.

      24. Assignment. Surety, and only Surety, may assign or transfer, in whole or in part, the Indebtedness and all or part of Surety's interest in the Collateral. The transferees will have the same rights and powers with reference to the Collateral as are hereby given to Surety, and upon such transfer, Surety will be fully discharged from all claims with respect to any Collateral so transferred, but will retain all rights and powers hereby given with respect to any of the Collateral not so transferred. Indemnitors may not assign or otherwise transfer their rights and duties under this Agreement without Surety's written approval. In any event, the covenants, representations, warranties, and agreements of Indemnitors set forth herein will be binding upon Indemnitors, their successors and assigns.

      25. Indemnitors' Duty to Deliver and Execute Papers and Other Instruments. Indemnitors agree upon the request of Surety, to sign, execute, file, and/or deliver to Surety all documents, reports, papers, pleadings, and/or instruments reasonably required to obtain and/or confirm any of Surety's rights under this Agreement or the Surety Credit Documents. During the term of this Agreement and following the occurrence of any Event of Default, Indemnitors will furnish to Surety upon its reasonable written request a statement of all deposits by source and amount of all withdrawals by payee and amount and all beginning and ending balances for all bank accounts maintained by any Indemnitor. Furthermore, Surety will be allowed access to all of Indemnitors' business records during regular business hours.

      26. Indemnitors' Representation. Indemnitors will provide Surety on an annual basis (and at such other intervals as Surety may reasonably require) with a letter in which their respective chief financial officer, or equivalent officer, represents that he/she has no knowledge of the existence of any condition, event, or act which constitutes, or which with notice or the lapse of time, or both, would reasonably be expected to constitute an Event of Default. If Surety feels that any such letter is overdue or has not been timely provided, Surety may give written notice of same to Indemnitors, and Indemnitors agree to provide such letter within thirty (30) days of the date of such notice. Failure of Indemnitors to timely provide any such letter (after such cure period) or the presence of any materially incorrect statement on such letter will constitute an Event of Default on the part of Indemnitors after an additional fifteen (15) day written notice from Surety unless provided or otherwise secured within such fifteen (15) day period. The chief financial officer (or equivalent officer) who submits such letter will have no personal liability or responsibility of any nature to Surety, including, but not limited to, with respect to the contents of such letter or the failure of Indemnitors to timely provide such letter.

      27. Payment of Labor, Material, and Other Costs. Principal agrees to first use any Bonded Contract Balances generated by Bonded Contracts to pay valid labor, materials, and any other costs or expenses incurred when due in connection with the performance of the Bonded Contracts. As long as no Event of Default has occurred, unless otherwise restricted or regulated by state or local laws, Bonded Contract Balances can be co-mingled with other funds. Surety further acknowledges that absent the occurrence of an Event of Default and demand by Surety, Principal's cash management system will not be affected or changed by the terms of this Agreement.

      28. Rights of Surety to Take Possession of the Work. Upon the occurrence of any Event of Default, in addition to other remedies provided herein, Surety is authorized and empowered, but is not obligated to take possession of the Work under any Bonded Contract and at the expense of Indemnitor to complete or to contract for the completion of the same, or to consent to the reletting of the completion thereof by, or to take such other steps as in the discretion of Surety may be advisable or necessary to obtain its release or to avoid Surety Loss.

      29. Rights of Surety to Perform Under the Bonded Contracts. Upon the occurrence of any Event of Default, in addition to other remedies provided therein, Surety is authorized and empowered, but is not obligated to take over performance of the Work under any Bonded Contracts and at the expense of Indemnitors to complete or to contract for the completion of the same, or to consent to the reletting of the completion thereof by, or to take such other steps as in the discretion of Surety may be advisable or necessary to obtain its release or to avoid Surety Loss.

      30. Right of Surety to Settle Claims. Surety will have the exclusive right for itself and for Indemnitors to decide and determine in good faith and in a reasonable manner whether any claim, demand, suit, or judgment on the Bonds will be paid, settled, defended, or appealed. Any payment or determination made by Surety that: (1) Surety was or might be liable therefor; and (2) such payments were necessary or advisable to protect any of Surety's rights or to avoid or lessen Surety's liability or alleged liability will be final, conclusive, and binding upon Indemnitors; and any Surety Loss which may be sustained or incurred will be paid by Indemnitors upon written demand by Surety. In the event of any payment, settlement, compromise, or investigation, an itemized statement of Surety Loss sworn to by an officer or authorized representative of Surety or vouchers or other evidence of such Surety Loss will be prima facie evidence of the fact and extent of the liability of Indemnitors to Surety in any claim or suit and in any and all matters arising between and among Indemnitors and Surety.

      31. Authority of Surety to Make Loans to Indemnitors. In addition to the other remedies provided herein, at the request of any Indemnitor, Surety is authorized and empowered, but is not obligated to advance or loan money or guarantee loans to any Indemnitors as Surety may see fit for the purpose of completing performance of any of the Bonded Contracts, or for the purpose of meeting operational expenses or paying other obligations, bonded or unbonded. Such funds may be advanced or guaranteed at any time, whether before or after default of such Indemnitor under the Bonded Contracts. Upon demand by Surety, Indemnitors will be responsible to reimburse Surety for all funds advanced, loaned, or guaranteed by Surety to any Indemnitor and all Surety Loss incurred by Surety in relation thereto, notwithstanding the failure of such Indemnitor to so use those funds. Indemnitors waive all notice of such advance, loan, or guarantee, and acknowledge that whether to make any such advances, loans, or guarantees will be made in the sole and absolute discretion of Surety.

      32. Authority of Surety to Amend Bond. Surety will have the right, and is hereby authorized and empowered, but not required: (a) to increase or decrease the penalty or penalties of any Bonds, to change Obligees therein, to execute any continuation, enlargements, modifications, and renewals thereof or substitute therefor with the same or different conditions, provisions or Obligees, and with the same, larger, or smaller penalties, it being agreed that this Agreement will apply to and cover such new or changed Bonds or renewals even though the consent of Surety may or does substantially increase the liability of the Indemnitors; or (b) to take such steps as it may deem necessary or proper to obtain release from liability under the Bonds; or (c) to assent to any changes in any Bonded Contract, including but not limited to, any change in the time for completion of any Bonded Contract and to payments or advances thereunder; or (d) to assent to or take any assignments of any Bonded Contract. Prior to an occurrence of an Event of Default, except as may be required by the provisions of any Bond, Bonded Contract, or applicable statute, Surety may not amend or otherwise modify any provision of any Bond except with the consent of Principal or Integrated Electrical Services, Inc.

      33. Rights and Remedies on Default. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing, or relating to any of the Indebtedness, Surety will have all the rights and remedies of a secured party under the UCC.

      In the event of the refusal or failure of Indemnitors to exonerate Surety as required under the Indemnity Agreement, Indemnitors agree upon written demand to provide to Surety a reasonable amount of money designated by Surety and/or other collateral decided upon by Surety. Such funds and/or other collateral will be held by Surety as collateral in addition to the indemnity and other collateral afforded by this Agreement, with the right to use such funds and/or other collateral or any part thereof, at any time in performance, payment, or compromise of any obligations or liability, claims, demands, judgments, damages, fees, and disbursements or other expenses. Said deposit and/or provision of money and/or other collateral designated by Surety will be required regardless of whether any Reserve has been established by Surety. Without limiting the generality of the foregoing, in the event Surety posts a Reserve, then Indemnitors will deliver to Surety cash in an amount equal to the Reserve posted in addition to the Collateral. Demand will be sufficient if sent by certified mail, return receipt requested, to Indemnitors at the address or addresses given herein or last known to Surety, whether or not actually received. Indemnitors acknowledge that the failure of Indemnitors to deposit with Surety, immediately upon demand, the sum demanded by Surety as collateral security will cause irreparable harm to Surety for which Surety has no adequate remedy at law. Indemnitors agree that Surety will be entitled to injunctive relief for specific performance of the obligations of Indemnitors to deposit with Surety the sum demanded as collateral security and hereby waives any claims or defenses to the contrary. The deposit of collateral pursuant to this

Section 34 will not be deemed to cure any default under the Bonded Contract(s) and Surety may, in its sole and absolute discretion, refuse to issue any bonds; provided, however, the foregoing will not be deemed to alter certain of the provisions under the definition of Event of Default that permit certain Events of Default to be cured upon the deposit of cash collateral.

      Without limiting the generality of the foregoing, upon any Event of Default, Surety is entitled to require Indemnitors to deposit or cause to be deposited, all checks, drafts, cash, and other remittances received in payment upon any or all of the Bonded Contracts or other Collateral in a special "lockbox" bank account at a financial institution designated by Surety, over which account Surety alone has power of withdrawal. During the continuance of any Event of Default, Surety may further instruct any Obligee on any Bond, on behalf of Indemnitors and/or Surety, to pay said remittances directly to Surety. The funds in said special bank account will be held by Surety as security for all Indebtedness. Said proceeds will be deposited in precisely the form received, except for the endorsement of Indemnitors where necessary to permit collection, which endorsement Indemnitors agree to make and which Surety is hereby irrevocably authorized to make on Indemnitors' behalf. Pending such deposit, Indemnitors agree that they will not commingle any such checks, drafts, cash, and other remittances with any of Indemnitors' funds or property, but will hold them separate and apart therefrom and upon an express trust for Surety until deposit thereof is made in the said special bank account. Subject to the trust fund provisions set out in Section 10, Surety will apply, as Surety deems appropriate, any and all of the collected funds on deposit in the said special bank account against the Indebtedness, the order and method of such application to be in the discretion of Surety. Indemnitors agree to execute any documents and perform any acts necessary to assure that remittances described in this paragraph are received by Surety as contemplated herein, including, but not limited to, letters of direction to remit said funds to Surety as contemplated herein.

      After the occurrence of an Event of Default, Surety is entitled to immediate possession of the Collateral and may dispose of all or any portion of the Collateral pursuant to the provisions of Article 9 of the UCC and may exercise from time to time any other rights and remedies available to it under applicable law. Surety may require Indemnitors to assemble the Collateral and make it available to Surety at a place to then be designated by Surety, which is reasonably convenient to both parties.

      Indemnitors hereby waive any right they may have under any constitution, statute, or rule of law to notice and/or a hearing prior to seizure of the Collateral. Surety will have no custodial or ministerial duties to perform with regard to the Collateral except for its safekeeping; and by way of explanation and not by way of limitation thereof, Surety will incur no liability for any diminution in the value of the Collateral unless caused by its willful misconduct; or its failure to notify any party hereto that the Collateral should be so presented or surrendered.

      34. Preservation of Surety's Rights. Surety will have every right and remedy which a personal surety without compensation would have, including the right to secure its discharge from the suretyship, and notwithstanding anything contained herein to the contrary, the parties agree that with respect to all funds due or to become due under the Bonded Contracts nothing herein will waive, impair, or limit any right, power, or remedy of Surety under the Indemnity Agreement, or at law or in equity, including, without limitation, Surety's right of equitable subrogation, which right the parties hereby expressly recognize. No failure on the part of Surety to exercise, and no delay in exercising, any right, power, or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy by Surety, preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      35. Authority of Surety to Elect Remedies. Each right, remedy, and power of Surety provided in this Agreement, the Surety Credit Documents, or by law, equity, or statute will be cumulative, and the exercise by Surety of any right, remedy, or power will not preclude Surety's simultaneous or subsequent exercise of any or all other rights, powers, or remedies. The failure or delay by Surety to exercise any right, power, or remedy will not waive any right, power, or remedy. Except as required herein, no notice or demand upon Surety by any Indemnitor will limit or impair Surety's right to take any action under this Agreement or to exercise any right, power, or remedy.

      36. Validity of Agreement. Failure to execute, or defective execution, by any party will not affect the validity of this Agreement as to any other party executing the same and each other party will remain fully bound and liable hereunder. Executions of any application or submission for any Bond by any Indemnitor will not abrogate, waive, or diminish any rights of Surety under this Agreement.

      37. Waiver. Surety will not be deemed to have waived any of Surety's rights hereunder or under any other agreement, instrument, or paper signed by any Indemnitor unless such waiver be in writing and signed by Surety. No delay or omission by Surety in exercising any right will operate as a waiver of such right or any other right. A waiver on any one occasion will not be construed as a bar to or waiver of any right or remedy on future occasions.

      38. Notices. It is mutually agreed that any and all notices herein provided for must be given in writing and will be deemed given if and when delivered in person or duly deposited in the United States Mails, postage prepaid for certified mail, return receipt requested or delivered to a nationally overnight carrier, properly addressed to the party to whom given at the address of such party shown in this Agreement, provided however, that any party may specify any other post office address in the United States by giving at least ten (10) days written notice thereof to the other party.

      Surety:                    Federal Insurance Company
                                 15 Mountain View Road
                                 P.O. Box 1615
                                 Warren, New Jersey 07061-1615
                                 Attn.: Edward J. Reilly
                                        Matt Lubin

      With a copy to:            Manier & Herod
                                 2200 First Union Tower
                                 150 Fourth Avenue, North
                                 Nashville, Tennessee 37219
                                 Attn.: Sam H. Poteet, Jr.
                                        Mary Paty Lynn LeVan

      Indemnitors:               Integrated Electrical Services, Inc.
                                 1800 West Loop South, Suite 500
                                 Houston, Texas 77027
                                 Attn: Jeff Pugh

      With a copy to:            Andrews Kurth, L.P.P.
                                 600 Travis, Suite 4200
                                 Houston, Texas 77002
                                 Attn: Douglas J. Dillon

      39. Failure to Execute Additional Documents - No Effect. The failure of Surety, Indemnitors, or any other party to execute documents referenced in this Agreement as being "anticipated to be executed," "anticipate entering into," "to be executed," or words of similar effect, will not affect the validity and enforceability of this Agreement by and among the parties hereto. This Agreement will be effective from the date of its execution until terminated in writing by the parties hereto regardless of whether any other document is entered into or executed by any Person.

      40. Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of Texas (without giving effect to its conflict of laws principles). The parties hereto irrevocably consent to the exclusive jurisdiction of the United States District Court or to the extent not available because the jurisdictional pre-requisites are not met, the Supreme Court of the State of New York, in each instance located in New York County, New York, New York for the purpose of any litigation concerning this Agreement. No party hereto will object to or contest New York County, New York, New York as the proper venue for any action or proceeding to enforce the terms hereof.

      In the event of any Surety Loss or other Event of Default, Principal and Indemnitors hereby authorize and empower any attorney of any court of record in the United States or any of their territories or possessions, to appear for them in any suit by Surety and to confess judgment against them for any sum or sums of money up to the amount of any or all Bonds, with costs, interest, and reasonable attorneys' fees; such judgment, however, to be satisfied upon the payment of any and all such sums as may be found due by Principal and Indemnitors to Surety under the terms of this Agreement. The authority to confess judgment as set forth herein will not be exhausted by any one exercise thereof, but may be exercised from time to time and more than one time until all liability of Principal and Indemnitors to Surety will have been paid in full. Demand will be sufficient if sent as required by Section 37 to Principal and Indemnitors whether or not actually received.

      41. Jury Waiver. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER OF THE SURETY CREDIT DOCUMENTS, OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR

OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 41 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING, AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS
SECTION 41 WITH ANY COURT A WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

      42. Waiver by Indemnitors; No Marshaling of Assets. To the maximum extent permitted by applicable laws, Indemnitors:

            (a) Waive: (i) protest of all commercial paper at any time held by Surety on which any Indemnitor is in any way liable; and (ii) notice (except as otherwise required hereunder) and opportunity to be heard before exercise by Surety of the remedies of self-help, setoff, or of other summary procedures permitted by any applicable laws or by any agreement with any Indemnitor, and, except where required hereby or by any applicable laws, notice of any other action taken by Surety;

            (b) release Surety, its officers, directors, attorneys, employees, and agents from (i) any and all claims, causes of action, or liabilities of any nature whatsoever, fixed or contingent, liquidated or non-liquidated, caused by or related to any act of omission, negligence, or other violation of law or breach of contract or other duty on the part of any of them, occurring up to the date of this Agreement, whether known or unknown, and whether discovered or reasonably capable of being discovered; and (ii) any and all claims, causes of action, or liabilities of any nature whatsoever caused by or relating to any act of omission, negligence, or other violation of law or breach of contract or other duty on the part of any of them, except for willful misconduct;

            (c) waive any defense arising by reason of, and agree that the rights of Surety and the Indebtedness of Indemnitors will be absolute and unconditional irrespective of: (i) any disability or other defense of any other Person; (ii) the unenforceability or cessation from any cause whatsoever, other than the indefeasible payment in full, of the Indebtedness; (iii) the application by any of Indemnitors of the proceeds of any Collateral for purposes other than the purposes represented by Indemnitors to Surety; (iv) any modification of the Indebtedness in any form whatsoever, including without limitation the renewal, extension, acceleration, or other changes in the time for payment of Indebtedness, or other change in the terms of the Indebtedness or any part thereof, including any increase or decrease of the rate of interest thereon in accordance with this Agreement; (v) any right to deferral or modification of Indemnitors' obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding; and
(vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any other Person in respect to the Indebtedness;

            (d) waive any right to enforce any remedy that Surety now has or may hereafter have against any other Person, and waive any benefit of, or any right to participate in, any security whatsoever now or hereafter held by Surety; and

            (e) waive all claims, direct or indirect, absolute or contingent, against any other borrower, guarantor, endorser, or surety arising from or relating to this Agreement, any of the Surety Credit Documents, and/or the Indebtedness. Without limiting the foregoing, Indemnitors waive all rights of reimbursement, exoneration, indemnification, and/or contribution from any other borrower, guarantor, endorser, or surety under or relating to this Agreement, any of the Surety Credit Documents, and/or the secured indebtedness and waives all rights of subrogation to the claims of Surety which may otherwise arise from such payment. Surety may proceed against any Collateral securing the Indebtedness and against parties liable therefor in such order as it may elect, and neither Indemnitors nor any surety or guarantor for any Indemnitor nor, to the extent allowable by law, any creditor of any Indemnitor will be entitled to require Surety to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

      43. Entire Agreement. This Agreement and the Surety Credit Documents represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein. Provided, if there is a conflict between this Agreement and any other of the Surety Credit Documents, the provision most favorable to Surety will control.

      44. Security Agreement. This Agreement constitutes a security agreement to Surety and also a financing statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, but the filing or recording of this Agreement, or an abstract hereof or financing statement will be solely at the option of Surety and the failure to do so will not release or excuse any of the obligations of Indemnitor under this Agreement. For the purpose of recording this Agreement, a photocopy acknowledged before a Notary Public to be a true copy hereof will be regarded as an original.

      45. Further Assurances. Indemnitors agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, and instruments, as Surety may at any time request in connection with the administration and enforcement of this Agreement, and the other Surety Credit Documents or any part thereof or in order better to assure and confirm unto Surety its rights and remedies hereunder and thereunder.

      46. Binding Agreement; Assignment. This Agreement, and the terms, covenants, and conditions hereof, will be binding upon the parties hereto and their respective successors and assigns, and will inure to the benefit of the parties, and their respective successors and assigns, except that Indemnitors will not be permitted to assign this Agreement or any interest herein.

      47. Amendments, Miscellaneous. This Agreement may not be amended or modified, except by a writing signed by or on behalf of the parties hereto. This Agreement supersedes all prior agreements and proposals with respect to this transaction whether written or oral, made by Surety or anyone acting with its authorization. No modification of this Agreement will be valid unless made in writing and signed by an authorized officer of Surety. This Agreement is not assignable, and no party other than Principal and Indemnitors will be entitled to rely on this Agreement.

      48. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

      49. Time of Essence. Time is of the essence in this Agreement, and all dates and time periods specified herein will be strictly observed, except that Surety may permit specific deviations therefrom by its written consent.

      50. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and will not be construed as affecting the content of the respective paragraphs.

      51. Counterparts. This Agreement may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.

      52. Additional Principals and/or Indemnitors. Indemnitors and Principals acknowledge this Agreement can be amended via rider executed by Integrated Electrical Services, Inc. to add other Persons as Indemnitor and/or Principal to this Agreement and Indemnitors and Principals waive any and all notice in connection with the addition of additional Indemnitors and Principals and further acknowledge the rights and obligations provided herein will apply to all Indemnitors and Principals whenever made a party to this Agreement. Integrated Electrical Services, Inc. has full right and authority to execute any and all documents on behalf of any Principals and Indemnitors to be added to this Agreement without requiring the separate signature of any such additional Principal and Indemnitors.

      53. Power of Attorney. Each Principal and Indemnitor hereby irrevocably constitutes and appoints Integrated Electrical Services, Inc. (and all officers, employees, or agents designated by Integrated Electrical Services, Inc.), with full power of substitution, as such Principal's and/or Indemnitor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Principal and/or Indemnitor and in the name of such Principal and/or Indemnitor or in its own name, from time to time in Integrated Electrical Services, Inc.'s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Agreement and to amend, modify, or supplement this Agreement or other Surety Credit Documents in any manner. Each Principal and Indemnitor hereby ratifies and agrees to be bound by all that Integrated Electrical Services, Inc. will lawfully do or cause to be done by virtue hereof.

      54. Possible Future Modification. Any provisions of this Agreement may be waived, amended, or modified pursuant to an agreement or agreements in writing entered into by the Surety and Integrated Electrical Services, Inc.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                  SURETY:

                  FEDERAL INSURANCE COMPANY

                  By:  /s/ EDWARD J. REILLY
                      ------------------------------------------
                  Its: Edward J. Reilly, Assistant Secretary
                       -----------------------------------------

                  PRINCIPAL:

                  INTEGRATED ELECTRICAL SERVICES, INC.

                  By: /s/ HERBERT R. ALLEN
                     -------------------------------------------
                      Herbert R. Allen,
                     -------------------------------------------

                  ACE/PUTZEL ELECTRIC, INC.
                  ALADDIN WARD ELECTRIC & AIR, INC.
                  AMBER ELECTRIC, INC.
                  ANDERSON & WOOD CONSTRUCTION CO., INC.
                  ARC ELECTRIC, INCORPORATED
                  BACHOFNER ELECTRIC, INC.
                  BRINK ELECTRIC CONSTRUCTION CO.
                  BRYANT ELECTRIC COMPANY, INC.
                  CANOVA ELECTRICAL CONTRACTING, INC.
                  COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                  CROSS STATE ELECTRIC, INC.
                  CYPRESS ELECTRICAL CONTRACTORS, INC.
                  DANIEL ELECTRICAL CONTRACTORS, INC.
                  DAVIS ELECTRICAL CONSTRUCTORS, INC.
                  DKD ELECTRIC CO., INC.
                  ELECTRO-TECH, INC.
                  ERNEST P. BREAUX ELECTRICAL, INC.
                  FEDERAL COMMUNICATIONS GROUP, INC.
                  FLORIDA INDUSTRIAL ELECTRIC, INC.
                  HATFIELD REYNOLDS ELECTRIC COMPANY
                  HOWARD BROTHERS ELECTRIC CO., INC.
                  H.R. ALLEN, INC.
                  IES DECATUR, INC. (f/k/a Goss Electric Company, Inc.) IES OKLAHOMA CITY, INC. (f/k/a Delco Electric, Inc.) KAYTON ELECTRIC, INC.
                  MARK HENDERSON, INCORPORATED

                  MENNINGA ELECTRIC, INC.
                  MID-STATES ELECTRIC COMPANY, INC.
                  MITCHELL ELECTRIC COMPANY, INC.
                  MURRAY ELECTRICAL CONTRACTORS, INC.
                  NEWCOMB ELECTRIC COMPANY, INC.
                  NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                   INC.
                  PAN AMERICAN ELECTRIC COMPANY, INC.
                  PAN AMERICAN ELECTRIC, INC.
                  PAULIN ELECTRIC COMPANY, INC.
                  PRIMENET, INC.
                  PRIMO ELECTRIC COMPANY
                  ROCKWELL ELECTRIC, INC.
                  RODGERS ELECTRIC COMPANY, INC.
                  RON'S ELECTRIC, INC.
                  TECH ELECTRIC CO., INC.
                  T&H ELECTRICAL CORPORATION
                  THOMAS POPP & COMPANY
                  VALENTINE ELECTRICAL, INC.

                  By: /s/ HERBERT R. ALLEN
                      ------------------------------------------
                      Herbert R. Allen
                      Chief Executive Officer

                  RIVIERA ELECTRIC, LLC

                  By: /s/ CURT L. WARNOCK
                      ------------------------------------------
                      Curt Warnock
                      President

                  B. RICE ELECTRIC LP
                  By: Britt Rice Management LLC, its general
                      partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  BEXAR ELECTRIC COMPANY, LTD.
                  By: BW/BEC Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  HAYMAKER ELECTRIC, LTD.
                  By: General Partner, Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  HOUSTON-STAFFORD ELECTRICAL
                   CONTRACTORS LP
                  By: Houston-Stafford Management LLC, its
                      general partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  J.W. GRAY ELECTRICAL CONTRACTORS LP
                  By: J.W. Gray Management LLC, its general
                      partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  MILLS ELECTRIC LP (d/b/a Mills Electrical Contractors)
                  By: Mills Management LLC

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  NEAL ELECTRIC LP
                  By: BW/BEC Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  POLLOCK SUMMIT ELECTRIC LP
                  By: Pollock Electric, Inc. and Summit Electric of Texas,
                      Inc., its general partners

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  RAINES ELECTRIC LP
                  By: Raines Management LLC, its general partner

                      By: /s/ CURT L. WARNOCK
                          ---------------------------------------
                          Curt Warnock
                          Vice President

                  INDEMNITORS:

                  INTEGRATED ELECTRICAL SERVICES, INC.

                  By: /s/ HERBERT R. ALLEN
                      -------------------------------------------
                      Herbert R. Allen,

                  ACE/PUTZEL ELECTRIC, INC.
                  ALADDIN WARD ELECTRIC & AIR, INC.
                  AMBER ELECTRIC, INC.
                  ANDERSON & WOOD CONSTRUCTION CO., INC.
                  ARC ELECTRIC, INCORPORATED
                  BACHOFNER ELECTRIC, INC.
                  BRINK ELECTRIC CONSTRUCTION CO.
                  BRYANT ELECTRIC COMPANY, INC.
                  CANOVA ELECTRICAL CONTRACTING, INC.
                  COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                  CROSS STATE ELECTRIC, INC.
                  CYPRESS ELECTRICAL CONTRACTORS, INC.

                  DANIEL ELECTRICAL CONTRACTORS, INC.
                  DAVIS ELECTRICAL CONSTRUCTORS, INC.
                  DKD ELECTRIC CO., INC.
                  ELECTRO-TECH, INC.
                  ERNEST P. BREAUX ELECTRICAL, INC.
                  FEDERAL COMMUNICATIONS GROUP, INC.
                  FLORIDA INDUSTRIAL ELECTRIC, INC.
                  HATFIELD REYNOLDS ELECTRIC COMPANY
                  HOWARD BROTHERS ELECTRIC CO., INC.
                  H.R. ALLEN, INC.
                  IES DECATUR, INC. (f/k/a Goss Electric Company, Inc.) IES OKLAHOMA CITY, INC. (f/k/a Delco Electric, Inc.) KAYTON ELECTRIC, INC.
                  MARK HENDERSON, INCORPORATED
                  MENNINGA ELECTRIC, INC.
                  MID-STATES ELECTRIC COMPANY, INC.
                  MITCHELL ELECTRIC COMPANY, INC.
                  MURRAY ELECTRICAL CONTRACTORS, INC.
                  NEWCOMB ELECTRIC COMPANY, INC.
                  NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                   INC.
                  PAN AMERICAN ELECTRIC COMPANY, INC.
                  PAN AMERICAN ELECTRIC, INC.
                  PAULIN ELECTRIC COMPANY, INC.
                  PRIMENET, INC.
                  PRIMO ELECTRIC COMPANY
                  ROCKWELL ELECTRIC, INC.
                  RODGERS ELECTRIC COMPANY, INC.
                  RON'S ELECTRIC, INC.
                  TECH ELECTRIC CO., INC.
                  T&H ELECTRICAL CORPORATION
                  THOMAS POPP & COMPANY
                  VALENTINE ELECTRICAL, INC.

                  By: /s/ HERBERT R. ALLEN
                      -------------------------------------------
                      Herbert R. Allen
                      Chief Executive Officer

                  RIVIERA ELECTRIC, LLC

                  By: /s/ CURT L. WARNOCK
                      -------------------------------------------
                      Curt Warnock
                      President

                  B. RICE ELECTRIC LP
                  By: Britt Rice Management LLC, its general
                      partner

                  By: /s/ CURT L. WARNOCK
                      ------------------------------------------
                      Curt Warnock
                      Vice President

                  BEXAR ELECTRIC COMPANY, LTD.
                  By: BW/BEC Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  HAYMAKER ELECTRIC, LTD.

                  By: General Partner, Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  HOUSTON-STAFFORD ELECTRICAL
                   CONTRACTORS LP

                  By: Houston-Stafford Management LLC, its
                      general partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  J.W. GRAY ELECTRICAL CONTRACTORS LP
                  By: J.W. Gray Management LLC, its general
                      partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  MILLS ELECTRIC LP (d/b/a Mills Electrical Contractors)
                  By: Mills Management LLC

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  NEAL ELECTRIC LP
                  By: BW/BEC Inc., its general partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  POLLOCK SUMMIT ELECTRIC LP
                  By: Pollock Electric, Inc. and Summit Electric of Texas,
                      Inc., its general partners

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                  RAINES ELECTRIC LP
                  By: Raines Management LLC, its general partner

                      By: /s/ CURT L. WARNOCK
                          --------------------------------------
                          Curt Warnock
                          Vice President

                                   PRINCIPAL

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
Integrated Electrical           1800 West Loop South, Suite    Corporation  Delaware        76-0542208   IES
Services, Inc.                  500
                                Houston, Texas 77027

Ace/Putzel Electric, Inc.       1800 West Loop South Suite     Corporation  Georgia         58-1233590   Ace Electric
(name to be changed to IES      500 Houston, Texas 77027                                                 Putzel Electrical
Valdosta, Inc.)                                                                                          Contractors

Aladdin Ward Electric & Air,    7011 15th Street East          Corporation  Florida         59-2137098   None
Inc.                            Sarasota, Florida 34243

Amber Electric, Inc.            630 Kissimmee Avenue Ocoee,    Corporation  Florida         59-1888807   None
                                Florida 34761

Anderson & Wood Construction    2120 Lanark Street             Corporation  Delaware        74-2918934   None
Co., Inc.                       Meridian, Idaho 83642

ARC Electric, Incorporated      500 Woodlake Drive Suite       Corporation  Delaware        76-0581695   ARC Electric
                                105 Chesapeake, Virginia                                                 PrimeNet
                                23320

Bachofner Electric, Inc.        20811 NW Cornell Road,         Corporation  Delaware        76-0593514   None
                                Suite 400 Hillsboro, Oregon
                                97124

Bexar Electric Company, Ltd.    6223 IH 10 West San            Limited      Texas           74-2767532   Bexar Electric
                                Antonio, Texas 78201           Partnership                               Company Galbraith
                                                                                                         Electric Bexar
                                                                                                         Communications

B. Rice Electric LP (name to    1800 West Loop South, Suite    Limited      Texas           76-0619043   Britt Rice
be changed to IES College       500 Houston, Texas 77027       Partnership                               Electric Carroll
Station Holding, Inc.)                                                                                   Systems

Brink Electric Construction Co. 2950 N. Plaza Drive Rapid      Corporation  South Dakota    46-0322078   None
                                City, South Dakota 57702

Bryant Electric Company, Inc.    215 Balfour Drive Archdale,   Corporation  North Carolina  56-0154780   None
                                North Carolina 27263-3117

Canova Electrical Contracting,  535 Fifth Avenue East          Corporation  Delaware        74-2913069   None
Inc.                            McKeesport, Pennsylvania
                                15035

                                   EXHIBIT A

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
Commercial Electrical            975 Millbury Street           Corporation  Delaware        76-0587343   Commercial
Contractors, Inc.               Worcester, Massachusetts                                                 Communications
                                01607                                                                    Advantage
                                                                                                         Controls

Cross State Electric, Inc.       2445 Railroad Street          Corporation  California      95-3657116   None
                                Corona, California 92880-5419

Cypress Electrical               101 Teal Street St. Rose,     Corporation  Delaware        72-1418604   None
Contractors, Inc.               Louisiana 70087

Daniel Electrical Contractors,   5965 NW 82nd Avenue Miami,    Corporation  Florida         59-2622624   Daniel Electrical
Inc.                            Florida 33166
                                                                                                         Daniel Electrical
                                                                                                         of West Palm Beach

                                                                                                         Daniel Electrical
                                                                                                         - Treasure Coast

                                                                                                         East Coast
                                                                                                         Electric

                                                                                                         Collier Electric

                                                                                                         Collier-Daniel
                                                                                                         Electric

Davis Electrical Constructors,   429 N. Main Street            Corporation  South Carolina  57-0474303   Davis
Inc.                            Greenville, South Carolina                                               International, a
                                29601                                                                    division of Davis
                                                                                                         Electrical
                                                                                                         Constructors, Inc.

                                                                                                         Davis Constructors

IES Oklahoma City, Inc. (f/k/a  1800 West Loop South, Suite    Corporation  Delaware        73-1563953   None
Delco Electric, Inc.)           500 Houston, Texas 77027

DKD Electric Co., Inc.           4500 Bogan NE Albuquerque,    Corporation  New Mexico      85-0245113   DKD Electric Co.
                                New Mexico 87109

Electro-Tech, Inc.               1235 Coney Island Drive       Corporation  Nevada          88-0200302   Electro-Tech of
                                Sparks, Nevada 89431-6035                                                Nevada

Ernest P. Breaux Electrical,     2812 Broken Arrow Road New    Corporation  Delaware        74-2916899   None
Inc.                            Iberia, Louisiana 70560

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
Federal Communications Group,    2328 West Huntington Drive    Corporation  Delaware        85-0461441   Apex
Inc.                            Tempe, Arizona 85282                                                     Tele-Communications
                                                                                                         Training Solutions

Florida Industrial Electric,     1050 Miller Drive Altamonte   Corporation  Florida         59-3508913   FIE
Inc.                            Springs, Florida 37201

IES Decatur, Inc. (f/k/a Goss   1800 West Loop South, Suite    Corporation  Delaware        76-0581878   None
Electric Company, Inc.)         500 Houston, Texas 77027

Hatfield Reynolds Electric      945 West Deer Valley Road,     Corporation  Arizona         86-0565738   Hatfield Reynolds
Company                         Suite 1 Phoenix, Arizona                                                 Electric
                                85027

Haymaker Electric, Ltd.          2928 6th Avenue South         Limited      Alabama         63-1080688   None
                                Birmingham, Alabama            Partnership
                                35233-2902

Houston-Stafford Electrical      10203 Mula Circle Stafford,   Limited      Texas           52-2095983   Houston Stafford
Contractors LP                  Texas 77477                    Partnership                               Electric

                                                                                                         HSE Electrical
                                                                                                         Contractors

                                                                                                         HSE Alarm Systems

                                                                                                         HSE Special
                                                                                                         Systems

                                                                                                         Austin-Stafford
                                                                                                         Electric

                                                                                                         Copious
                                                                                                         Technologies

                                                                                                         HSE Electrical
                                                                                                         Services

Howard Brothers Electric Co.,    6009 Kenley Lane Charlotte,   Corporation  Delaware        76-0570227   None
Inc.                            North Carolina 28217

H.R. Allen, Inc.                 2675 Rourk Street             Corporation  South Carolina  57-0695117   None
                                Charleston, South Carolina
                                29405

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
J.W. Gray Electrical            12999 Murph Road, Suite        Limited      Texas           52-2097983   Gray
Electric Contractors            LP J-1 Staford, Texas 77477    Partnership

                                                                                                         SecurePro Alarm
                                                                                                         Systems

                                                                                                         IES Multifamily
                                                                                                         Resources

Kayton Electric, Inc.            120 South Lincoln Street      Corporation  Nebraska        47-0623159   None
                                Holdrege, Nebraska 68949

Mark Henderson, Incorporated     5322 Snapfinger Park Drive    Corporation  Delaware        76-0576830   Mark Henderson
                                Decatur, Georgia 30035-4040

Menninga Electric , Inc.         905 West 8th Street Pella,    Corporation  Delaware        76-0575872   None
                                Iowa 50219

Mid-States Electric Company,     117 North Conalco Drive       Corporation  Delaware        62-1746956   None
Inc.                            Jackson, Tennessee 38301

Mills Electric LP                2525 Walnut Hill Lane         Limited      Texas           52-2095984   Mills Electrical
                                Dallas, Texas 75229            Partnership                               Contractors

Mitchell Electric Company, Inc.  7138 North 110th Avenue       Corporation  Arizona         86-0141057   None
                                Glendale, Arizona 85307-2800

Murray Electrical Contractors,   2250 Aviation Drive           Corporation  Delaware        74-2913067   None
Inc.                            Roseburg, Oregon 97470

Neal Electric LP                 1608 Royston Lane  Building   Limited      Texas           76-0657784   None
                                2 Round Rock, Texas 78664      Partnership

Newcomb Electric Company, Inc.   2708 Shenandoah Avenue        Corporation  Delaware        76-0611653   None
                                Roanoke, Virginia 24017

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
New Technology Electrical        20811 NW Cornell Road Suite   Corporation  Delaware        74-2918933   New Tech Electric
Contractors, Inc.               400 Hillsboro, Oregon
                                97124-5611                                                               New Tech Services

                                                                                                         Data Tech
                                                                                                         Communications

                                                                                                         Bachofner
                                                                                                         Electric-Oregon

                                                                                                         Bachofner
                                                                                                         Datacomm, Inc.

Pan American Electric Company,   1300 Fort Negley Boulevard    Corporation  New Mexico      74-2618624   None
Inc.                            Nashville, Tennessee 37203

Pan American Electric, Inc.      1300 Fort Negley oulevard     Corporation  Tennessee       62-0985675   None
                                Nashville, Tennessee 37203

Paulin Electric Company, Inc.    8803 National Turnpike        Corporation  Delaware        74-2879154   Paulin Electric
                                Fairdale, Kentucky 40118
                                                                                                         Woods Electric

                                                                                                         Hanen Electric

                                                                                                         T&O Controls

Pollock Summit Electric LP       4545 South Pinemont           Limited      Texas           76-0569180   Pollock Summit
                                Houston, Texas 77041           Partnership                               Electric

PrimeNet, Inc.                   220 Eighth Avenue NW Glen     Corporation  Delaware        74-2902100   None
                                Burnie, Maryland 21061

Primo Electric Company           220 Eighth Avenue NW Glen     Corporation  Delaware        74-2902099   B&D Electric, Inc.
                                Burnie, Maryland 21061
                                                                                                         PrimeNet

Raines Electric LP               2525 Walnut Hill Lane         Limited      Texas           52-2132532   Raines Electrical
                                Dallas, Texas 75229            Partnership                               Contractors

Riviera Electric, LLC            5001 South Zuni Littleton,    Limited      Delaware        03-0507360   Riviera Electric
                                Colorado 80120                 Liability
                                    Company

Rockwell Electric, Inc.          508 W. Mission Ave., Suite    Corporation  Delaware        76-0593890   IES So Cal
                                103 Escondido, California
                                92025                                                                    DKD Electric

                                      PRINCIPAL PLACE OF                      STATE OF
                                   BUSINESS/CHIEF EXECUTIVE      TYPE OF     FORMATION/       TAX I.D.          TRADE NAME
           PRINCIPAL                       OFFICE ()              ENTITY    REGISTRATION       NUMBER       (PAST SIX MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
Rodgers Electric Company, Inc.   3826 Smith Avenue Everett,    Corporation  Washington      91-1004905   None
                                Washington 98201

Ron's Electric, Inc.             2017 Demers Avenue Grand      Corporation  Delaware        74-2925506   IES-North Plains
                                Forks, North Dakota 58201

Tech Electric Co., Inc.          3200 Glen Royal Road, Suite   Corporation  Delaware        74-2912739   Tech Datacom
                                109 Raleigh, North Carolina                                              Systems
                                27617

T&H Electrical Corporation       3235 Highway 301 South        Corporation  Delaware        76-0583746   None
                                Wilson, North Carolina 27893

Thomas Popp & Company            10152 International Blvd.     Corporation  Ohio            31-1112666   None
                                Cincinnati, Ohio 45246

Valentine Electrical, Inc.       104 Green Chimneys Court      Corporation  Delaware        74-2916344   Valentine
                                Ashland, Virginia 23005                                                  Communications

                                   INDEMNITORS

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
Integrated Electrical           1800 West Loop South, Suite     Corporation    Delaware              76-0542208  IES
Services, Inc.                  500
                                Houston, Texas 77027

Ace/Putzel Electric, Inc.       1800 West Loop South, Suite     Corporation    Georgia               58-1233590  Ace Electric
(name to be changed to IES      500
Valdosta, Inc.)                 Houston, Texas 77027                                                             Putzel Electrical
                                                                                                                 Contractors

Aladdin Ward Electric & Air,    7011 15th Street East           Corporation    Florida               59-2137098  None
Inc.                            Sarasota, Florida 34243

Amber Electric, Inc.            630 Kissimmee Avenue            Corporation    Florida               59-1888807  None
                                Ocoee, Florida 34761

Anderson & Wood Construction    2120 Lanark Street              Corporation    Delaware              74-2918934  None
Co., Inc.                       Meridian, Idaho 83642

ARC Electric, Incorporated      500 Woodlake Drive              Corporation    Delaware              76-0581695  ARC Electric
                                Suite 105
                                Chesapeake, Virginia 23320                                                       PrimeNet

Bachofner Electric, Inc.        20811 NW Cornell Road, Suite    Corporation    Delaware              76-0593514  None
                                400
                                Hillsboro, Oregon 97124

Bexar Electric Company, Ltd.    6223 IH 10 West                 Limited        Texas                 74-2767532  Bexar Electric
                                San Antonio, Texas 78201        Partnership                                      Company

                                                                                                                 Galbraith Electric

                                                                                                                 Bexar
                                                                                                                 Communications

B. Rice Electric LP (name to    1800 West Loop South, Suite     Limited        Texas                 76-0619043  Britt Rice
be changed to IES College       500                             Partnership                                      Electric
Station Holding, Inc.)          Houston, Texas 77027
                                                                                                                 Carroll Systems

Brink Electric Construction     2950 N. Plaza Drive             Corporation    South Dakota          46-0322078  None
Co.                             Rapid City, South Dakota 57702

Bryant Electric Company, Inc.   215 Balfour Drive               Corporation    North Carolina        56-0154780  None
                                Archdale, North Carolina
                                27263-3117

                                   EXHIBIT B

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
Canova Electrical               535 Fifth Avenue                Corporation    Delaware              74-2913069  None
Contracting, Inc.               East McKeesport, Pennsylvania
                                15035

Commercial Electrical           975 Millbury Street             Corporation    Delaware              76-0587343  Commercial
Contractors, Inc.               Worcester, Massachusetts 01607                                                   Communications

                                                                                                                 Advantage Controls

Cross State Electric, Inc.      2445 Railroad Street            Corporation    California            95-3657116  None
                                Corona, California 92880-5419

Cypress Electrical              101 Teal Street                 Corporation    Delaware              72-1418604  None
Contractors, Inc.               St. Rose, Louisiana 70087

Daniel Electrical               5965 NW 82nd Avenue             Corporation    Florida               59-2622624  Daniel Electrical
Contractors, Inc.               Miami, Florida 33166
                                                                                                                 Daniel Electrical
                                                                                                                 of West Palm Beach

                                                                                                                 Daniel Electrical
                                                                                                                 - Treasure Coast

                                                                                                                 East Coast
                                                                                                                 Electric

                                                                                                                 Collier Electric

                                                                                                                 Collier-Daniel
                                                                                                                 Electric

Davis Electrical                429 N. Main Street              Corporation    South Carolina        57-0474303  Davis
Constructors, Inc.              Greenville, South Carolina                                                       International, a
                                29601                                                                            division of Davis
                                                                                                                 Electrical
                                                                                                                 Constructors, Inc.

                                                                                                                 Davis Constructors

IES Oklahoma City, Inc.         1800 West Loop South, Suite     Corporation    Delaware              73-1563953  None
(f/k/a Delco Electric, Inc.)    500
                                Houston, Texas 77027

DKD Electric Co., Inc.          4500 Bogan NE                   Corporation    New Mexico            85-0245113  DKD Electric Co.
                                Albuquerque, New Mexico 87109

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
Electro-Tech, Inc.              1235 Coney Island Drive         Corporation    Nevada                88-0200302  Electro-Tech of
                                Sparks, Nevada 89431-6035                                                        Nevada

Ernest P. Breaux Electrical,    2812 Broken Arrow Road          Corporation    Delaware              74-2916899  None
Inc.                            New Iberia, Louisiana 70560

Federal Communications Group,   2328 West Huntington Drive      Corporation    Delaware              85-0461441  Apex
Inc.                            Tempe, Arizona 85282                                                             Tele-Communications
                                                                                                                 Training Solutions

Florida Industrial Electric,    1050 Miller Drive               Corporation    Florida               59-3508913  FIE
Inc.                            Altamonte Springs, Florida
                                37201

IES Decatur, Inc. (f/k/a Goss   1800 West Loop South, Suite     Corporation    Delaware              76-0581878  None
Electric Company, Inc.)         500
                                Houston, Texas 77027

Hatfield Reynolds Electric      945 West Deer Valley Road,      Corporation    Arizona               86-0565738  Hatfield Reynolds
Company                         Suite 1                                                                          Electric
                                Phoenix, Arizona 85027

Haymaker Electric, Ltd.         2928 6th Avenue South           Limited        Alabama               63-1080688  None
                                Birmingham, Alabama 35233-2902  Partnership

Houston-Stafford Electrical     10203 Mula Circle               Limited        Texas                 52-2095983  Houston Stafford
Contractors LP                  Stafford, Texas 77477           Partnership                                      Electric

                                                                                                                 HSE Electrical
                                                                                                                 Contractors

                                                                                                                 HSE Alarm Systems

                                                                                                                 HSE Special
                                                                                                                 Systems

                                                                                                                 Austin-Stafford
                                                                                                                 Electric

                                                                                                                 Copius
                                                                                                                 Technologies

                                                                                                                 HSE Electrical
                                                                                                                 Services

Howard Brothers Electric Co.,   6009 Kenley Lane                Corporation    Delaware              76-0570227  None
Inc.                            Charlotte, North Carolina
                                28217

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
H.R. Allen, Inc.                2675 Rourk Street               Corporation    South Carolina        57-0695117  None
                                Charleston, South Carolina
                                29405

J.W. Gray Electrical            12999 Murphy Road, Suite J-1    Limited        Texas                 52-2097983  Gray Electric
Contractors LP                  Stafford, Texas 77477           Partnership
                                                                                                                 SecurePro Alarm
                                                                                                                 Systems

                                                                                                                 IES Multifamily
                                                                                                                 Resources

Kayton Electric, Inc.           120 South Lincoln Street        Corporation    Nebraska              47-0623159  None
                                Holdrege, Nebraska 68949

Mark Henderson, Incorporated    5322 Snapfinger Park Drive      Corporation    Delaware              76-0576830  Mark Henderson
                                Decatur, Georgia 30035-4040

Menninga Electric, Inc.         905 West 8th Street             Corporation    Delaware              76-0575872  None
                                Pella, Iowa 50219

Mid-States Electric Company,    117 North Conalco Drive         Corporation    Delaware              62-1746956  None
Inc.                            Jackson, Tennessee 38301

Mills Electric LP               2525 Walnut Hill Lane           Limited        Texas                 52-2095984  Mills Electrical
                                Dallas, Texas 75229             Partnership                                      Contractors

Mitchell Electric Company,      7138 North 110th Avenue         Corporation    Arizona               86-0141057  None
Inc.                            Glendale, Arizona 85307-2800

Murray Electrical               2250 Aviation Drive             Corporation    Delaware              74-2913067  None
Contractors, Inc.               Roseburg, Oregon 97470

Neal Electric LP                1608 Royston Lane               Limited        Texas                 76-0657784  None
                                Building 2                      Partnership
                                Round Rock, Texas 78664

Newcomb Electric Company, Inc.  2708 Shenandoah Avenue          Corporation    Delaware              76-0611653  None
                                Roanoke, Virginia 24017

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
New Technology Electrical       20811 NW Cornell Road           Corporation    Delaware              74-2918933  New Tech Electric
Contractors, Inc.               Suite 400
                                Hillsboro, Oregon 97124-5611                                                     New Tech Services

                                                                                                                 Data Tech
                                                                                                                 Communications

                                                                                                                 Bachofner
                                                                                                                 Electric-Oregon

                                                                                                                 Bachofner
                                                                                                                 Datacomm, Inc.

Pan American Electric           1300 Fort Negley Boulevard      Corporation    New Mexico            74-2618624  None
Company, Inc.                   Nashville, Tennessee 37203

Pan American Electric, Inc.     1300 Fort Negley Boulevard      Corporation    Tennessee             62-0985675  None
                                Nashville, Tennessee 37203

Paulin Electric Company, Inc.   8803 National Turnpike          Corporation    Delaware              74-2879154  Paulin Electric
                                Fairdale, Kentucky 40118
                                                                                                                 Woods Electric

                                                                                                                 Hanen Electric

                                                                                                                 T&O Controls

Pollock Summit Electric LP      4545 South Pinemont             Limited        Texas                 76-0569180  Pollock Summit
                                Houston, Texas 77041            Partnership                                      Electric

PrimeNet, Inc.                  220 Eighth Avenue NW            Corporation    Delaware              74-2902100  None
                                Glen Burnie, Maryland 21061

Primo Electric Company          220 Eighth Avenue NW            Corporation    Delaware              74-2902099  B&D Electric, Inc.
                                Glen Burnie, Maryland 21061
                                                                                                                 PrimeNet

Raines Electric LP              2525 Walnut Hill Lane           Limited        Texas                 52-2132532  Raines Electrical
                                Dallas, Texas 75229             Partnership                                      Contractors

Riviera Electric, LLC           5001 South Zuni                 Limited        Delaware              03-0507360  Riviera Electric
                                Littleton, Colorado 80120       Liability
                                                                Company

Rockwell Electric, Inc.         508 W. Mission Ave.,            Corporation    Delaware              76-0593890  IES So Cal
                                Suite 103
                                Escondido, California 92025                                                      DKD Electric

Rodgers Electric Company, Inc.  3826 Smith Avenue               Corporation    Washington            91-1004905  None
                                Everett, Washington 98201

                                PRINCIPAL PLACE OF
                                BUSINESS/CHIEF EXECUTIVE
                                OFFICE                          TYPE OF        STATE OF FORMATION/   TAX I.D.    TRADE NAME
INDEMNITOR                      (SIX MONTHS AND  CURRENT)       ENTITY         REGISTRATION          NUMBER      (PAST SIX MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
Ron's Electric, Inc.            2017 Demers Avenue              Corporation    Delaware              74-2925506  IES-North Plains
                                Grand Forks, North Dakota
                                58201

Tech Electric Co., Inc.         3200 Glen Royal Road, Suite     Corporation    Delaware              74-2912739  Tech Datacom
                                109                                                                              Systems
                                Raleigh, North Carolina 27617

T&H Electrical Corporation      3235 Highway 301 South          Corporation    Delaware              76-0583746  None
                                Wilson, North Carolina 27893

Thomas Popp & Company           10152 International Blvd.       Corporation    Ohio                  31-1112666  None
                                Cincinnati, Ohio 45246

Valentine Electrical, Inc.      104 Green Chimneys Court        Corporation    Delaware              74-2916344  Valentine
                                Ashland, Virginia 23005                                                          Communications

                           ADDITIONAL PERMITTED LIENS

                                    EXHIBIT C